   As filed with the U.S. Securities and Exchange Commission on April 29, 2004
                            Registration No. 33-16611
--------------------------------------------------------------------------------
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933 [ ]
                       POST-EFFECTIVE AMENDMENT NO. 21 [X]
                        --------------------------------
                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V
                              (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                             AMENDMENT NO. 27 [ X ]
                        (Check Appropriate Box or Boxes)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)
                               ------------------
                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON 02117
                (Name and complete address of agent for service)
                               ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, Esq.
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007
                               ------------------

It is proposed that this filing become effective (check appropriate box)

  [_] immediately upon filing pursuant to paragraph (b) of Rule 485
  [X] on May 1, 2004 pursuant to paragraph (b) of Rule 485
  [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

  [_] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2004
                                for interests in
                      John Hancock Variable Life Account V
                       interests are made available under

                                    FLEX-V1
          a scheduled premium variable life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:

 VARIABLE INVESTMENT OPTION:                           UNDERLYING FUND MANAGED BY:
 ---------------------------                           ---------------------------
-----------------------------------------------------------------------------------------------------------
 EQUITY OPTIONS:
  Equity Index . . . . . . . . . . .                   SSgA Funds Management, Inc.
  Large Cap Value. . . . . . . . . .                   T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . . . . . .                   Independence Investment LLC
  Earnings Growth. . . . . . . . . .                   Fidelity Management & Research Company
  Growth & Income. . . . . . . . . .                   Independence Investment LLC and T. Rowe Price
                                                         Associates, Inc.
  Fundamental Value. . . . . . . . .                   Wellington Management Company, LLP
  Mid Cap Value B. . . . . . . . . .                   T. Rowe Price Associates, Inc.
  Mid Cap Growth . . . . . . . . . .                   Wellington Management Company, LLP
  Small Cap Growth . . . . . . . . .                   Wellington Management Company, LLP
  Small Cap Emerging Growth. . . . .                   Wellington Management Company, LLP
  International Equity Index . . . .                   SSgA Funds Management, Inc.
  Overseas Equity  . . . . . . . . .                   Capital Guardian Trust Company
  Overseas Equity B. . . . . . . . .                   Capital Guardian Trust Company
  Overseas Equity C. . . . . . . . .                   Capital Guardian Trust Company
  Real Estate Equity . . . . . . . .                   RREEF America LLC and Van Kampen (a registered trade
                                                         name of Morgan Stanley Investment Management Inc.)
 BALANCED OPTION:
  Managed. . . . . . . . . . . . . .                   Independence Investment LLC and Capital Guardian
                                                         Trust Company
 BOND & MONEY MARKET OPTIONS:
  Short-Term Bond. . . . . . . . . .                   Independence Investment LLC
  Bond Index . . . . . . . . . . . .                   Standish Mellon Asset Management Company LLC
  Active Bond. . . . . . . . . . . .                   John Hancock Advisers, LLC, Pacific Investment
                                                         Management Company LLC and Declaration Management &
                                                         Research Company
  High Yield Bond. . . . . . . . . .                   Wellington Management Company, LLP
  Global Bond. . . . . . . . . . . .                   Capital Guardian Trust Company
  Money Market . . . . . . . . . . .                   Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                             * * * * * * * * * * * *

                            GUIDE TO THIS PROSPECTUS


This prospectus is arranged in the following way:


    . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.


    . Behind the Summary of Benefits and Risks section is a section called "Fee
      Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 6.


    . Behind the Fee Tables section is a section called "Detailed Information."
      This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 11.


    . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 35.


   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page 13 of this prospectus for a brief description of the Series Funds.

                         SUMMARY OF BENEFITS AND RISKS


THE NATURE OF THE POLICY

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". Premiums are scheduled and payable during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Life Servicing Office on or before the due date specified in the policy.

SUMMARY OF POLICY BENEFITS

Death Benefit

  The death benefit payable upon the death of the insured person is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the policy is the same as the Sum Insured at issue shown in the policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on your request. We guarantee that, regardless of the investment experience of the investment options, the death benefit will never be less than the Guaranteed Death Benefit.

  Extra Death Benefit. An Extra Death Benefit may be available from time to time on policy anniversaries. If you exercise an Extra Death Benefit Value Option on a policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the account value, Benchmark Value and the sex and age of the insured person on the policy anniversary as of which the Option is exercised. See "Value Options" on page 19. The insured person's age on a policy anniversary is the age of the insured person on his or her birthday nearest that date.

  Current Death Benefit. The Current Death Benefit on any date is the account value on that date times the Death Benefit Factor shown in the policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured person. The Death Benefit Factor decreases from year to year as the attained age of the insured person increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, and for a male age 76 is 1.3325. A complete list of Death Benefit Factors is set forth in the policy. The Current Death Benefit is variable -- that is it increases as the account value increases and decreases as the account value decreases.

Surrender of the Policy

  You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans and less any CDSC that then applies. This is called your "surrender value". You must return your policy when you request a surrender.

  If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

   . the amount you invested,

   . plus or minus the investment experience of the investment options you've chosen,

   . minus all charges we deduct, and

   . minus all withdrawals you have made.

  If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed on page 24.

Partial Withdrawals

  Under our current administrative rules, you may make a partial withdrawal of your policy's Excess Value, if any, once in each policy year after the first policy year (see "Excess Value and its components" on page 18). Each partial withdrawal must be at least $500. There is a charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge.

Policy Loans

  You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

  When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

  The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

  Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

  Since withdrawals reduce your account value, withdrawals increase the risk of lapse.

Modified Schedule Premium Risk

  If you choose the Modified Schedule as the basis for the Basic Premium on the policy (see "Choice of premium schedule" on page 16), the Basic Premium is initially lower than if you'd chosen the Level Schedule. However, under the Modified Schedule the Basic Premium will be recalculated no later than the policy anniversary nearest the insured person's 72nd birthday. The Basic Premium could be considerably higher after recalculation.

Investment Risk

  As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Access to Funds Risk

  There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 14 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is also a charge for each partial withdrawal you make. It is the lesser of $20 or 2% of the withdrawal amount. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term "business day" is defined on page 14.

Transfer Risk

  There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the number of options you can invest in at one time. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Tax Risks

  In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so- called "inside build-up" that is a major benefit of life insurance.

  There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

  This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay when certain events occur, such as when you pay a premium, surrender the policy, withdraw account value, or transfer account value between investment options.

-------------------------------------------------------------------------------
                              TRANSACTION FEES
-------------------------------------------------------------------------------
        CHARGE             WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 MAXIMUM PREMIUM SALES   Upon payment of premium        4.5% of premium paid
 CHARGE                                                 in any policy year
-------------------------------------------------------------------------------
 PREMIUM TAX CHARGE      Upon payment of premium        2.5% of each premium
                                                        paid
-------------------------------------------------------------------------------
 MAXIMUM PREMIUM         Upon payment of premium        $2
 PROCESSING CHARGE
-------------------------------------------------------------------------------
 MAXIMUM CONTINGENT      Upon surrender of policy       15% of premiums paid
 DEFERRAL SALES CHARGE   within the period stated       (or Modified Premiums
 (CDSC)                                                 due) for surrenders in
                                                        policy years 1-8*
                         Upon decrease in Sum Insured
                                                        Pro rata portion of
                                                        applicable CDSC
-------------------------------------------------------------------------------
 MAXIMUM PREMIUM         Upon premium                   3% of amount of
 RECALCULATION CHARGE    recalculation**                account value applied
                                                        to reduce Basic
                                                        Premium
-------------------------------------------------------------------------------
 MAXIMUM EXTRA DEATH     Upon exercise of the Extra     3% of amount of Excess
 BENEFIT OPTION CHARGE   Death Benefit Option           Value applied
-------------------------------------------------------------------------------
 MAXIMUM BASIC PREMIUM   Upon exercise of the Basic     3% of amount of Excess
 REDUCTION VALUE         Premium Reduction Value        Value applied
 OPTION CHARGE           Option
-------------------------------------------------------------------------------
 EXTRA MORTALITY RISK    Upon payment of Required       Up to $76.98 per
 CHARGE***               Premium                        $1,000 of current Sum
                                                        Insured
-------------------------------------------------------------------------------
 MAXIMUM PARTIAL         Upon making a partial          $25
 WITHDRAWAL CHARGE       withdrawal
-------------------------------------------------------------------------------
 MAXIMUM TRANSFER        Upon each transfer into or     There is no maximum
 CHARGE                  out of a variable              (currently $0)****
                         investment option beyond an
                         annual limit of not less
                         than 4
-------------------------------------------------------------------------------

   * The CDSC percentage decreases in later policy years as follows: for policy year 9, it is 14.38%; for policy year 10, it is 13.89%; for policy year 11, it is 10.80%; for policy year 12, it is 7.35%; for policy year 13, it is 4.50%; for policy year 14, it is 2.08%; and for policy years 15 and later, it is 0%.

   ** This charge applies only if the new Basic Premium after recalculation is less than the Basic Premium on the Level Schedule for the insured person's age at issue of the policy. This charge is mandatory in that premium recalculation will automatically occur if not requested prior to the later of
   (i) the policy anniversay nearest the insured person's 69th birthday, or (ii) the ninth policy anniversary.

   *** This charge is determined in accordance with our underwriting rules and is assessed if the insured person does not qualify for either the preferred or standard underwriting class. Underwriting classifications are based upon a number of factors, the most important of which is medical history.

   **** This charge is not currently imposed, but we reserve the right to do so in the policy.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and a portion of the rider charges, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

------------------------------------------------------------------------------------------------
                     PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
        CHARGE              WHEN CHARGE IS      ------------------------------------------------
                               DEDUCTED            GUARANTEED RATE            CURRENT RATE
------------------------------------------------------------------------------------------------
 INSURANCE CHARGE:*      Monthly                 $0.06 per $1,000 of     $0.06 per $1,000 of
 MINIMUM CHARGE . . .    Monthly                 AAR                     AAR
 MAXIMUM CHARGE . . .    Monthly                 $165.34 per $1,000      $165.34 per $1,000 of
 CHARGE FOR                                      of AAR                  AAR
 REPRESENTATIVE                                  $0.18 per $1,000 of     $0.18 per $1,000 of
 INSURED PERSON . . .                            AAR                     AAR
------------------------------------------------------------------------------------------------
 ISSUE CHARGE            Monthly for first 4     $5 plus 1c per          $5 plus 1c per $1,000
                         policy years only       $1,000 of Sum           of Sum Insured at
                                                 Insured at issue        issue
------------------------------------------------------------------------------------------------
 MAXIMUM MAINTENANCE     Monthly                 $4 plus 2c per          $4 plus 2c per $1,000
 CHARGE                                          $1,000 of current       of current Sum Insured
                                                 Sum Insured
------------------------------------------------------------------------------------------------
 GUARANTEED DEATH        Monthly                 3c per $1,000 of        1c per $1,000 of
 BENEFIT CHARGE                                  current Sum Insured     current Sum Insured
------------------------------------------------------------------------------------------------
 M&E CHARGE**            Daily from separate     .002% of assets         .002% of assets
                         account assets
------------------------------------------------------------------------------------------------
 MAXIMUM POLICY LOAN     Accrues daily           6.0%                    6.0%
 INTEREST RATE***        Payable annually
------------------------------------------------------------------------------------------------

   * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred non-tobacco underwriting risk. The "maximum" rate shown in the table is the rate in the first policy year for a $100,000 policy issued to cover a 99 year old male standard tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

   ** This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .60% and .60%, respectively

   *** 6.0% is the effective annual interest rate charged in states where the fixed loan interest rate is applicable. In all other states, the loan interest rate is variable and will not be less than 5.0%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate that is 1% less than the loan interest rate in policy years 1-20 and 0.5% less than the loan interest rate thereafter. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

-------------------------------------------------------------------------------------------------------
                                RIDER CHARGES
-------------------------------------------------------------------------------------------------------
        CHARGE                         WHEN CHARGE IS DEDUCTED                  AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------------
INSURED OR SPOUSE YRT RIDER:*
 MINIMUM CHARGE. . . . . . . . . . . . Monthly                   $0.08 per $1,000 of YRT death benefit
 MAXIMUM CHARGE. . . . . . . . . . . . Monthly                   $83.33 per $1,000 of YRT death benefit
 CHARGE FOR REPRESENTATIVE PERSON. . . Monthly                   $0.20 per $1,000 of YRT death
---------------------------------------------------------------------------------------------------------------
CHILDREN'S INSURANCE BENEFIT RIDER     Monthly                   $0.50 per $1,000 Rider Sum Insured
---------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT RIDER:**
 MAXIMUM CHARGE. . . . . . . . . . . . Monthly                   $0.75 per $1,000 of accidental death benefit
 MAXIMUM CHARGE. . . . . . . . . . . . Monthly                   $1.71 per $1,000 of accidental death benefit
 CHARGE FOR REPRESENTATIVE
 INSURED PERSON. . . . . . . . . . . . Monthly                   $0.78 per $1,000 of accidental death benefit
---------------------------------------------------------------------------------------------------------------
DISABILITY PAYMENT OF PREMIUM RIDER:***
 MINIMUM CHARGE. . . . . . . . . . . . Monthly                   $0.02 per $1,000 of current Sum Insured
 MAXIMUM CHARGE. . . . . . . . . . . . Monthly                   $0.48 per $1,000 of current Sum Insured
 CHARGE FOR REPRESENTATIVE
 INSURED PERSON. . . . . . . . . . . . Monthly                   $0.05 per $1,000 of current Sum Insured
---------------------------------------------------------------------------------------------------------------
APPLICANT PAYMENT OF PREMIUM RIDER: ****
 MINIMUM CHARGE. . . . . . . . . . . . Monthly                   0.003 times Required Premium for base policy
                                                                 and all other riders
 MAXIMUM CHARGE . .  . . . . . . . . . Monthly                   0.04 times Required Premium for base policy
 CHARGE FOR REPRESENTATIVE                                       and all other riders
 INSURED PERSON. . . . . . . . . . . . Monthly                   0.004 times Required Premium for base policy
                                                                 and all other riders
---------------------------------------------------------------------------------------------------------------
10 YEAR LEVEL TERM RIDER:*****
 MINIMUM CHARGE. . . . . . . . . . . . Monthly                   $0.23 per $1,000 of term death benefit
 MAXIMUM CHARGE. . . . . . . . . . . . Monthly                   $2.46 per $1,000 of term death benefit
 CHARGE FOR REPRESENTATIVE
 INSURED PERSON. . . . . . . . . . . . Monthly                   $0.37 per $1,000 of term death benefit
---------------------------------------------------------------------------------------------------------------

   * "YRT" stands for "Yearly Renewable Term". The charge for this rider is determined by multiplying the amount of insurance under the rider by the applicable cost of insurance rate for the rider. The rates vary widely depending upon the amount of YRT coverage and the insurance risk characteristics and gender of the person insured under the rider. The "minimum" rate shown in the table is the rate for a rider with $1,000,000 of coverage insuring a 0 year old female preferred underwriting risk. The "maximum" rate shown in the table is the rate for a rider with $100,000 of coverage insuring a 99 year old male standard tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk with $100,000 of rider coverage. If the Disability Payment of Premium Rider is also elected, the charge for this rider will be increased by 54%. If the person covered under this rider is rated substandard, there will be an extra charge for this rider of up to $116.04 per $1,000 of YRT death benefit.

   ** The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age and the insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 20 year old male tobacco underwriting risk. The "maximum" rate shown in that table is for an 85 year old female preferred non-tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk.

   *** The charge for this rider is detrmined by multiplying the current Sum Insured under the policy by the applicable rate. The rates vary widely depending upon the age and rider underwriting rating of the insured person. The "minimum" rate shown in the table is for a 0-3 year old insured person with a standard rider rating. The "maximum" rate shown in the table is for a 57-58 year old insured person with the maximum substandard rider rating. The "representative insured person" referred to in the table is a 35 year old with a standard rider rating.

**** The charge for this rider is determined by multiplying the total Required Premium for the base policy and the charges for all other riders by the applicable rate. The rates vary widely depending upon the age of the applicant and the age of the insured person. The "minimum" rate shown in the table is for an 18 year old applicant and a 0 year old insured person. The "maximum" rate shown in the table is for a 50 year old applicant and a 14 year old insured person. The "representative applicant and insured person" referred to in the table are 35 and 0 years old, respectively.

***** The charge for this rider is determined by multiplying the term death benefit under the rider by the applicable rate. The rates vary widely depending upon the age and gender of the person insured under the rider. The "minimum" rate shown in the table is for a 20 year old female. The "maximum" rate shown in the table is for a 64 year old male. The "representative insured person" referred to in the table is a 35 year old male.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees and other expenses.

-------------------------------------------------------------------------------
    TOTAL ANNUAL FUND OPERATING            MINIMUM               MAXIMUM
             EXPENSES
-------------------------------------------------------------------------------
 RANGE OF EXPENSES, INCLUDING
 MANAGEMENT FEES, DISTRIBUTION       0.21%                1.96%
 AND/OR SERVICE (12B-1) FEES, AND
 OTHER EXPENSES
-------------------------------------------------------------------------------

The next table describes fund level fees and expenses for each of the funds, as a percentage of the fund's average net assets for the fiscal year ending December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectus for the Series Fund.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             TOTAL FUND                 TOTAL FUND
                                                           DISTRIBUTION   OTHER OPERATING    OPERATING                   OPERATING
                                              INVESTMENT        AND          EXPENSES         EXPENSES                    EXPENSE
                                              MANAGEMENT  SERVICE (12B-1)     WITHOUT         WITHOUT       EXPENSE         WITH
                  FUND NAME                       FEE          FEES        REIMBURSEMENT   REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT

JOHN HANCOCK VARIABLE SERIES TRUST I - NAV
 CLASS SHARES (NOTE 1):
-----------------------------------------------------------------------------------------------------------------------------------
Equity Index. . . . . . . . . . . . . . . . .   0.13%           N/A            0.08%           0.21%          0.00%         0.21%
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value . . . . . . . . . . . . . . .   0.75%           N/A            0.07%           0.82%          0.00%         0.82%
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth  . . . . . . . . . . . . . .   0.80%           N/A            0.06%           0.86%          0.00%         0.86%
-----------------------------------------------------------------------------------------------------------------------------------
Earnings Growth . . . . . . . . . . . . . . .   0.96%           N/A            0.11%           1.07%          0.01%         1.06%
-----------------------------------------------------------------------------------------------------------------------------------
Growth & Income . . . . . . . . . . . . . . .   0.67%           N/A            0.06%           0.73%          0.00%         0.73%
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value . . . . . . . . . . . . . .   0.79%           N/A            0.11%           0.90%          0.01%         0.89%
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value B*. . . . . . . . . . . . . . .   1.05%           N/A            0.14%           1.19%          0.04%         1.15%
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth* . . . . . . . . . . . . . . .   0.96%           N/A            0.10%           1.06%          0.00%         1.06%
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth. . . . . . . . . . . . . . .   1.05%           N/A            0.17%           1.22%          0.07%         1.15%
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth . . . . . . . . . .   1.01%           N/A            0.20%           1.21%          0.10%         1.11%
-----------------------------------------------------------------------------------------------------------------------------------
International Equity Index. . . . . . . . . .   0.17%           N/A            0.05%           0.22%          0.00%         0.22%
-----------------------------------------------------------------------------------------------------------------------------------
Overseas Equity . . . . . . . . . . . . . . .   1.23%           N/A            0.34%           1.57%          0.00%         1.57%
-----------------------------------------------------------------------------------------------------------------------------------
Overseas Equity B*. . . . . . . . . . . . . .   1.13%           N/A            0.31%           1.44%          0.00%         1.44%
-----------------------------------------------------------------------------------------------------------------------------------
Overseas Equity C*. . . . . . . . . . . . . .   1.21%           N/A            0.75%           1.96%          0.00%         1.96%
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity. . . . . . . . . . . . . .   0.98%           N/A            0.09%           1.07%          0.00%         1.07%
-----------------------------------------------------------------------------------------------------------------------------------
Managed . . . . . . . . . . . . . . . . . . .   0.68%           N/A            0.06%           0.74%          0.00%         0.74%
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond . . . . . . . . . . . . . . .   0.60%           N/A            0.07%           0.67%          0.00%         0.67%
-----------------------------------------------------------------------------------------------------------------------------------
Bond Index. . . . . . . . . . . . . . . . . .   0.14%           N/A            0.10%           0.24%          0.00%         0.24%
-----------------------------------------------------------------------------------------------------------------------------------
Active Bond . . . . . . . . . . . . . . . . .   0.61%           N/A            0.09%           0.70%          0.00%         0.70%
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond . . . . . . . . . . . . . . .   0.80%           N/A            0.15%           0.95%          0.05%         0.90%
-----------------------------------------------------------------------------------------------------------------------------------
Global Bond . . . . . . . . . . . . . . . . .   0.85%           N/A            0.13%           0.98%          0.00%         0.98%
-----------------------------------------------------------------------------------------------------------------------------------
Money Market. . . . . . . . . . . . . . . . .   0.25%           N/A            0.06%           0.31%          0.00%         0.31%
-----------------------------------------------------------------------------------------------------------------------------------


(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund (other than the International Equity Index, Overseas Equity, Overseas Equity B, Overseas Equity C and Global Bond funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST. Percentages shown for the Overseas Equity,Overseas Equity B and Overseas Equity C funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2004, were in effect for all of 2003. The percentages shown for the International Equity Index Fund reflect
    (a) the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this Fund. The percentages shown for the Overseas Equity, Overseas Equity B, Overseas Equity C and Global Bond funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets.

* Mid Cap Value B was formerly "Small/Mid Cap CORE/SM/," Mid Cap Growth was formerly "Small/Mid Cap Growth," Overseas Equity B was formerly "International Opportunities," and Overseas Equity C was formerly "Emerging Markets Equity." "CORE/SM/" is a service mark of Goldman, Sachs & Co.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 5.

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
Description of JHVLICO  . . . . . . . . . . . . . . . . . . . . . . . . . . .           13
Description of John Hancock Variable Life Account V . . . . . . . . . . . . .           13
Description of the Underlying Fund  . . . . . . . . . . . . . . . . . . . . .           13
 Voting privileges that you will have . . . . . . . . . . . . . . . . . . . .           14
 Changes we can make to the Series Fund or the Account. . . . . . . . . . . .           14
The Fixed Investment Option . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Premium Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Maximum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Ways to pay premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Minimum premium requirements . . . . . . . . . . . . . . . . . . . . . . . .           16
 Choice of premium schedule . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Required Premiums. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17
 Lapse  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17
 Options on lapse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17
 Reinstatement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           18
 Premium recalculation  . . . . . . . . . . . . . . . . . . . . . . . . . . .           18
Excess Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           18
 Components of Excess Value . . . . . . . . . . . . . . . . . . . . . . . . .           18
 Value Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           19
The Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           19
 Limitations on payment of death benefit. . . . . . . . . . . . . . . . . . .           20
 Change of Sum Insured. . . . . . . . . . . . . . . . . . . . . . . . . . . .           20
 Partial surrenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           20
 Effective date of certain policy transactions  . . . . . . . . . . . . . . .           20
 Tax consequences of coverage changes . . . . . . . . . . . . . . . . . . . .           20
 Your beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           21
 Ways in which we pay out policy proceeds . . . . . . . . . . . . . . . . . .           21
 Changing a payment option  . . . . . . . . . . . . . . . . . . . . . . . . .           21
 Tax impact of payment option chosen  . . . . . . . . . . . . . . . . . . . .           21
The Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           21
 Commencement of investment performance . . . . . . . . . . . . . . . . . . .           22
 Allocation of future premium payments. . . . . . . . . . . . . . . . . . . .           22
 Transfers of existing account value  . . . . . . . . . . . . . . . . . . . .           22
 Limitation on number of investment options . . . . . . . . . . . . . . . . .           22
Surrender and Partial Withdrawals . . . . . . . . . . . . . . . . . . . . . .           23

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
 Full surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           23
 Partial withdrawals of Excess Value  . . . . . . . . . . . . . . . . . . . .           23
Policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           23
Description of Charges at the Policy Level. . . . . . . . . . . . . . . . . .           24
 Deductions from premium payments . . . . . . . . . . . . . . . . . . . . . .           24
 Deductions from account value  . . . . . . . . . . . . . . . . . . . . . . .           24
 Additional information about how certain policy charges work . . . . . . . .           25
 Other charges we could impose in the future. . . . . . . . . . . . . . . . .           26
Description of Charges at the Fund Level  . . . . . . . . . . . . . . . . . .           26
Other Policy Benefits, Rights and Limitations . . . . . . . . . . . . . . . .           27
 Optional benefit riders you can add . . . . . . . . . . . . . . . . . . . .            27
 Variations in policy terms . . . . . . . . . . . . . . . . . . . . . . . . .           27
 Procedures for issuance of a policy. . . . . . . . . . . . . . . . . . . . .           28
 Changes that we can make as to your policy . . . . . . . . . . . . . . . . .           28
 The owner of the policy  . . . . . . . . . . . . . . . . . . . . . . . . . .           29
 Policy Cancellation Right  . . . . . . . . . . . . . . . . . . . . . . . . .           29
 Reports that you will receive. . . . . . . . . . . . . . . . . . . . . . . .           29
 Assigning your policy  . . . . . . . . . . . . . . . . . . . . . . . . . . .           30
 When we pay policy proceeds. . . . . . . . . . . . . . . . . . . . . . . . .           30
 How do you communicate with us?  . . . . . . . . . . . . . . . . . . . . . .           31
Tax considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           32
 General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           32
 Policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           32
 Other policy distributions . . . . . . . . . . . . . . . . . . . . . . . . .           32
 Diversification rules and ownership of the Account . . . . . . . . . . . . .           33
 7-pay premium limit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           33
 Corporate and H.R. 10 plans  . . . . . . . . . . . . . . . . . . . . . . . .           34
Legal matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           34
Financial Statements Reference  . . . . . . . . . . . . . . . . . . . . . . .           34
Registration statement filed with the SEC . . . . . . . . . . . . . . . . . .           34
Accounting and actuarial experts  . . . . . . . . . . . . . . . . . . . . . .           34

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT V

  The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account V (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUND

  The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of the John Hancock Variable Series Trust I, ("the Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds".

  The fund manager shown on page 1 for any given fund is the entity that actually manages the fund's assets. The investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors.

  The Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is the prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Fund. We will vote the shares of each of the funds of the Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to the Series Fund or the Account

  The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

THE FIXED INVESTMENT OPTION

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4%without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PREMIUMS

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". Premiums are scheduled and payable during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Life Servicing Office on or before the due date specified in the policy.

  After the payment of the Minimum First Premium (see "Minimum Premium Requirements" below) there are three scheduled due dates in the first policy year. Due dates are the last business day in the third, sixth and ninth policy months. In the second policy year, the scheduled due dates are the last business day in the sixth and twelfth policy months. In the third and all later policy years, the scheduled due date is the last business day of the policy year.

  You may pay more than the Required Premium during a policy year and may ask to be billed for an amount greater than any Required Premium. You may also pay amounts in addition to any billed amount. However, each premium payment must be at least $25. We reserve the right to limit premium payments above the amount of the cumulative Required Premiums due on the policy.

  The ability to pay more than the Required Premium provides you with considerable payment flexibility in meeting the premium requirements of the policy. Consider a policy with a $1,000 Required Premium and where you pay $1,250 in each of the first eight policy years. If none of the additional premium of $2,000 is applied under a Value Option (see "Value Options" on page
19), the policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled due dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years. If, however, you were to apply $500 of the additional premium to a Value Option, then only $1,500 would remain to meet Required Premiums. The policy would remain in force for at least 9 years but a payment of $500 may be necessary by the end of the tenth policy year to keep the policy in force.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page 32.

  Also, we may refuse to accept any amount of an additional premium if that amount of premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance. In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life ." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

  We will also accept premiums:

   . by wire or by exchange from another insurance company,

   . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

   . if we agree to it, through a salary deduction plan with your employer.

  You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Minimum premium requirements

  An amount of Required Premium (see "Required Premiums" below) is determined at the start of each policy year. Generally, the full amount of Required Premium must be paid by the last scheduled due date of the policy year. In the first and second policy years, however, there are additional requirements.

  In the first policy year, a Minimum First Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. The Minimum First Premium is equal to the greater of $150 or one-fourth of the Required Premium. Also in the first policy year, one-half of the Required Premium must be received on or before the last business day in the third policy month and three-quarters of the Required Premium must be received on or before the last business day in the sixth policy month.

  In the second policy year, one-half of the Required Premium for the second policy year must be received on or before the last business day in the sixth policy month.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first policy year would be met if the full Required Premium for the first policy year were paid at issue of the policy.

  Generally, we count all premiums received when we determine whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the premium component of Excess Value and amounts applied from the premium component to any Value Option other than the Accumulate Option. The premium requirement will also be deemed satisfied on the last business day of the second or any later policy year if any Excess Value is available on the scheduled due date. See "Value Options" on page 19.

  Failure to satisfy a premium requirement on a scheduled due date may cause the policy to terminate. See "Lapse" and "Options on lapse" below.

Choice of premium schedule

  At the time of application, you can select either a Level Schedule or a Modified Schedule as the basis for the Basic Premium on the policy. The Modified Schedule alternative is not available if the insured person is over age 70 on the issue date of the policy. If the Level Schedule is chosen, the Basic Premium will never increase during the lifetime of the insured person. With the Level Schedule, the Basic Premium is completely insulated from any adverse investment performance. If the Modified Schedule is chosen, the Basic Premium is initially lower than under the Level Schedule. However, a premium recalculation (described below) must occur no later than the policy anniversary nearest the insured person's 72nd birthday. At the time of the premium recalculation, we determine a new Basic Premium which is payable through the remaining lifetime of the insured person.

  A comparison of the Basic Premiums at issue under the Level and Modified Schedules for a Sum Insured at issue of $100,000 for a male is shown below:


                                             Issue
                      Age       Level       Modified
                     -----      -----       --------
                      25      $1,113.00     $  708.00
                      40      $1,954.00     $1,305.00
                      55      $3,869.00     $2,585.00


Required Premiums

  The Required Premium determined at the start of each policy year equals an amount for the Basic Death Benefit ("Basic Premium") or $300 if the annual Basic Premium is less than $300, plus any additional premium for extra mortality risk or additional insurance benefits that have been purchased. The Basic Premium is a level amount that does not change if the Level Schedule is selected. If the Modified Schedule is selected, the Basic Premium does not change until the premium recalculation occurs. See "Premium recalculation" on page 18.

  If the account value on the business day immediately preceding the policy anniversary, when multiplied by the Death Benefit Factor on that policy anniversary, is equal to or greater than the Guaranteed Death Benefit, then no Required Premium is applicable to the following policy year. This means that even if no premium is paid during the policy year, the premium requirement will be met on the scheduled due date at the end of the policy year. If applicable, we will mail a written notice to you within 10 days after any policy anniversary stating that no premium payment is required in that policy year.

Lapse

  Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The policy continues in full force during the grace period. If the insured person dies during the grace period, we will deduct the amount in default from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

  If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse).

Options on lapse

  If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.

  The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.

  You may surrender a policy that is being continued under any of these options for the option's surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

Reinstatement

  You can still reactivate (i.e., "reinstate") a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.

Premium recalculation

  You may elect the premium recalculation applicable to any policy on a Modified Schedule at any time after the second policy anniversary up to the policy anniversary nearest the insured person's 72nd birthday. If elected, the premium recalculation will be effected on the policy anniversary next following receipt at our Life Servicing Office of satisfactory written notice. If not elected sooner, we will effect the premium recalculation on the policy anniversary nearest the insured person's 72nd birthday.

  The new Basic Premium resulting from a premium recalculation may be less than, equal to or greater than the original Basic Premium but it will never exceed the maximum Basic Premium shown in the policy. The new Basic Premium depends on the insured person's sex and age, the Guaranteed Death Benefit under the policy and the account value on the business day immediately preceding the date of the premium recalculation.

  A charge will be made if the new Basic Premium is below the Basic Premium on the Level Schedule for the insured person's age at issue of the policy. The charge (currently 11/2%) will not exceed 3% of the amount of account value applied by us to reduce the new Basic Premium to an amount below the Basic Premium which would have been payable on the Level Schedule for the insured person's age at issue. See "Guaranteed death benefit charge" on page 3.

EXCESS VALUE

Components of Excess Value

  As of the last business day in each policy year, we compare the account value of the policy against the "Benchmark Value" (described below) to determine if any "Excess Value" exists under the policy. Excess Value is any amount of account value greater than the Benchmark Value. If you wish to know the amount of Excess Value at any time, just contact our Servicing Office.

  Benchmark Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy's benefits at any time based on accepted actuarial methods and assumptions.

  The Benchmark Value depends upon the policy's Guaranteed Death Benefit, the Required Premium, any outstanding loan, the sex and attained age of the insured person, and any contingent deferred sales charge. The formula describing precisely how Benchmark Value is calculated on each policy anniversary is set forth in the policy. In general, the Benchmark Value increases as more guarantees are provided in the policy, either in the form of higher Guaranteed Death Benefits or lower premiums. If there is a loan outstanding, the Benchmark Value will not be less than 110% of the outstanding loan amount. The Benchmark Value generally increases over the life of the policy, as the attained age of the insured person increases.

  Excess Value may arise from two sources. The "premium component" is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The "experience component" is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

Value Options

  If Excess Value is available on a policy anniversary, any premium component and experience component will be applied under Value Options you elect. Either component may be applied to any available Value Option except that the premium component must be applied to the Accumulate Option until the second policy anniversary. The amounts to be applied will be determined in accordance with your election and in accordance with our then current rules. A change in an election will be effective as of the policy anniversary next following its date of receipt in writing at our Life Servicing Office or, if subject to underwriting rules, its date of approval. Any change in election does not affect amounts previously applied under any Value Option.

  The policy includes three Value Options:

  The Accumulate Option leaves any Excess Value in the account value and does not affect the guarantees under the policy. The Accumulate Option is available on both premium schedules and no limit is placed on the amount that may be applied from either the premium component or the experience component.

  The Extra Death Benefit Option increases the amount of Guaranteed Death Benefit. The Extra Death Benefit Option is available on both premium schedules. No limit is placed on the amount that may be applied from the experience component. The amount that may be applied from the premium component is limited to an amount that depends upon the Sum Insured at issue and the insured person's age at issue of the policy. Amounts applied from the premium component reduce the cumulative amount of premiums received under the policy for purposes of determining whether the policy will continue to remain in force. A guaranteed death benefit charge (see "Deductions from account value" on page 24) is made against the account value to cover the risk assumed by us in providing the increased Guaranteed Death Benefit. The Extra Death Benefit Value Option may not be available if the insured person is an extra mortality risk.

  The increase in Guaranteed Death Benefit equals the amount applied less the guaranteed death benefit charge times the Death Benefit Factor shown in the policy. An increase in the Guaranteed Death Benefit may increase the amount at risk under the policy which would increase the amount of the insurance charge. See "Deductions from account value". You may decrease the amount of any Extra Death Benefit on the policy. Depending upon the amount of account value under a policy, a decrease may result in an amount of Excess Value which you may take as a partial withdrawal. See "Partial withdrawals of Excess Value" on page 18. Any decrease is effective at the end of the business day in which we receive written notice of the request.

  The Basic Premium Reduction Option permanently decreases the amount of the Basic Premium that would otherwise have to be paid in a policy year to avoid a lapse at the end of the year. The Basic Premium Reduction Option is available only on the Level Schedule. No limit is currently placed on the amount that may be applied from either component except that the Basic Premium may not be reduced below zero. Amounts applied from the premium component reduce the cumulative amounts of premiums received under the policy for purposes of determining whether the policy will continue to remain in force. A guaranteed death benefit charge is made against the account value to cover the risk assumed by us that the Guaranteed Death Benefit will remain in effect notwithstanding the lower future premiums. The reduction in Basic Premium equals the amount applied, less the guaranteed death benefit charge, divided by the Premium Credit Factor shown in the policy. The Premium Credit Factor depends upon the sex and the then attained age of the insured person. The Premium Credit Factor decreases from year to year as the attained age of the insured person increases. For example, the Premium Credit Factor for a female age 60 is 13.6798, and for a female age 61 is 13.3382.

THE DEATH BENEFIT

  The death benefit payable upon the death of the insured person is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the policy is the same as the Sum Insured at issue shown in the policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on your request. We guarantee that, regardless of the investment experience of the investment options, the death benefit will never be less than the Guaranteed Death Benefit.

  Extra Death Benefit. An Extra Death Benefit may be available from time to time on policy anniversaries. If you exercise an Extra Death Benefit Value Option on a policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the account value, Benchmark Value and the sex and age of the insured person on the policy anniversary as of which the Option is exercised. See "Value Options" on page 19. The insured person's age on a policy anniversary is the age of the insured person on his or her birthday nearest that date.

  Current Death Benefit. The Current Death Benefit on any date is the account value on that date times the Death Benefit Factor shown in the policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured person. The Death Benefit Factor decreases from year to year as the attained age of the insured person increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, and for a male age 76 is 1.3325. A complete list of Death Benefit Factors is set forth in the policy. The Current Death Benefit is variable -- that is it increases as the account value increases and decreases as the account value decreases.

Limitations on payment of death benefit

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Change of Sum Insured

  You may request a decrease in your Sum Insured at any time, subject to our administrative rules in effect at the time. If approved, any such decrease will be effective on the monthly processing date next following our receipt of the request. A pro-rata portion of any contingent deferred sales charge will be deducted from your account value as a result of any such decrease.

  Under our current administrative rules, you cannot request an increase in your Sum Insured.

Partial surrenders

  You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Guaranteed Death Benefit for the policy will be adjusted to prospectively reflect the new Sum Insured. A pro-rata portion of the account value will be paid to you and a pro-rata portion of any contingent deferred sales charge will be deducted. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of your Excess Value or taking a policy loan.

Effective date of certain policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

   . Face amount increases, when and if permitted by our administrative rules

   . Change of death benefit option

  Face amount decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

Tax consequences of coverage changes

  Please read "Tax considerations" starting on page 32 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

   . Option 1 - Proceeds left with us to accumulate with interest

   . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

   . Option 2B - Equal monthly payments for a specified period of time

   . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

   . Option 4 - Equal monthly payments for life with no refund

   . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 24. We invest the rest in the investment options you've elected.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 24.

  The amount you've invested in any fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge or the guaranteed death benefit charge described on page 24. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

  All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed on page 15).

Allocation of future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of $25 for any transfer beyond an annual limit (which will not be less that 4). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options:

   . No more than 12 such transfer requests will be processed in any policy year. In applying this restriction, any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request.

   . We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferrred account value out of that variable investment option (i.e., effected a "short duration round trip"). If we determine that you have effected a short duration round trip, you will be prohibited from effecting any further short duration round trips with respect to any variable investment option for as long as the policy remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change.

  Transfers out of the fixed investment option are currently subject to the following restrictions:

   . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

   . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

   . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any unpaid charges and policy loans and less any CDSC that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals of Excess Value

  Under our current administrative rules, you may make a partial withdrawal of your policy's Excess Value, if any, once in each policy year after the first policy year (see "Excess Value and its components" on page 18). Each partial withdrawal must be at least $500. There is a charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. Unless the Current Death Benefit exceeds the Guaranteed Death Benefit, a partial withdrawal will not affect the death benefit payable.

  Amounts withdrawn from the premium component of Excess Value reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the policy have been met. On a Modified Schedule, because the account value is reduced by a partial withdrawal, the premium that results from the premium recalculation will be higher because of the partial withdrawal.

POLICY LOANS

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The minimum amount of each loan is $300, unless the loan is used to pay premiums. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:

   . In policy years 2 and 3 -- 75% of that portion of your surrender value that is attributable to the variable investment options

   . In all later policy years -- 90% of that portion of your surrender value that is attributable to the variable investment options

  Interest charged on any loan will accrue daily at an annual rate determined by John Hancock at the start of each policy year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (defined below) for the calendar month ending 2 months before the calendar month of the policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, we will charge interest at an effective annual rate of 6%. The "Published Monthly Average" means Moody's Corporate Bond Yield Average--Monthly Average Corporates, as published by Moody's Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the policy is issued. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount.

  The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and ..5% less than the loan interest rate thereafter. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

   . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

   . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax considerations" on page 32).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

  Premium processing charge - A charge to cover premium collection and processing costs. The charge is currently $2 and will never exceed that amount.

 . Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.5% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The charge is 4.5% of the premiums you pay each policy year (after deduction of the premium processing charge). We currently waive this charge for policies with a Sum Insured of $250,000 or higher, but continuation of that waiver is not guaranteed.

Deductions from account value

 . Issue charge - A charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar charge of $240, and (2) a charge of 48c per $1,000 of Sum Insured at issue. The charge is deducted in 48 equal monthly installments. If the policy lapses or is surrendered before the full amount of the charge has been deducted, the remainder will be deducted from the surrender value.

 . Maintenance charge - A monthly charge to help defray our administrative costs. This charge is also in two parts: (1) a flat dollar charge of up to $4, and (2) a charge of 2c per $1,000 of the current Sum Insured. This charge currently cannot exceed $6.75 per month, but this limit is not guaranteed and may be withdrawn or modified at any time.

 . Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and gender of the insured person, the current Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We will charge lower current insurance rates under a policy with a current Sum Insured of $250,000 or more if the insured person is over age 32 and in the standard underwriting class or is over age 34 and in the preferred underwriting class.

 . Guaranteed death benefit charge - A monthly charge for our guarantee that the death benefit will never be less than the Sum Insured. This charge is currently 1c per $1,000 of the Sum Insured at the time the charge is deducted. We guarantee that this charge will never exceed 3c per $1,000 of the Sum Insured at the time the charge is deducted. When an Extra Death Benefit Value Option is exercised, we guarantee a higher Guaranteed Death Benefit. When a Basic Premium Reduction Value Option is exercised, we provide the same Guaranteed Death Benefit with less premiums. In either event, we make a one-time deduction from the amount applied as compensation for making the additional guarantee. The current charge is 1 .5% of the amount applied. We may increase this charge, but it will never exceed 3% of the amount applied.

 . Extra mortality risk charge - An insured person who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 7% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments. An insured who is charged an additional Required Premium because of the extra mortality risk may not be eligible to exercise the Extra Death Benefit Value Option.

 . M & E charge - A daily charge for mortality and expense risks we assume.
   This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of

   .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

 . Optional insurance benefits charges - An additional Required Premium must be paid if you elect to purchase any additional insurance benefit that is added to the policy by means of a rider. We collect this additional premium in two ways: up to 7% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments.

 . Premium recalculation charge - When a premium recalculation is effected on policy on a Modified Schedule, and the new Basic Premium is less than the Basic Premium on the Level Schedule for the insured person's age at issue of the policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is 1 .5% of the amount applied to reduce the new Basic Premium to an amount below the Basic Premium on the Level Schedule for the insured person's age at issue. We may increase this charge, but it will never exceed 3% of the amount applied.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first fourteen policy years. A pro-rata portion of the charge is deducted in the event of a decrease in the Sum Insured. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The CDSC is a percentage of the lesser of (a) the total amount of premiums you have actually paid before the date of surrender or lapse and (b) the sum of the Modified Premiums or portions thereof due (whether or not actually paid) on or before the date of surrender or lapse.

          -------------------------------------------------------------------
                      POLICY YEAR(S)                  PERCENTAGE OF PREMIUMS
                      --------------                  ----------------------
                     Policy years 1-8                         15.00%
                      Policy year 9                           14.38%
                      Policy year 10                          13.89%
                      Policy year 11                          10.80%
                      Policy year 12                           7.35%
                      Policy year 13                           4.50%
                      Policy year 14                           2.08%
               Policy year 15 and later                           0%
          -------------------------------------------------------------------


 *A slightly lower percentage than that shown applies for the last business day of policy years 8 through 14.

  The amount of the CDSC is calculated on the basis of the premium under the Modified Schedule for the attained age of the insured person at the time the policy is issued, regardless of whether the policy uses the Level Schedule or the Modified Schedule. At issue ages higher than 57, the maximum CDSC percentage is reached at an earlier policy year and may be reduced to zero over a shorter number of years.

 . Partial withdrawal charge - A charge for each partial withdrawal of Excess
   Value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $25 or 2% of the amount withdrawn.

Additional information about how certain policy charges work

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying more than one Required Premium in any policy year could reduce your total sales charges. Accelerating the payment of Required Premiums to earlier policy years could result in a larger CDSC and/or cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 32.) On the other hand, to pay less than the amount of Required Premiums by their due dates runs the risk that the policy will lapse, resulting in loss of coverage and additional charges.

Method of deduction

  We deduct the monthly charges described in the Fee Tables section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct the full issue charge because of insufficient account value, the uncollected charge will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

  The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables and pages 10 and 11) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The figures for the funds shown in the tables on pages 10 and 11 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

  When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

 . Insured or Spouse YRT Rider - This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person's spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.

 . Children's Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person's 65th birthday, (iv) election to convert to permanent coverage on the child's 18th birthday, or (v) the child's 22nd birthday. Since we don't know which children are covered at any point in time, it is up to you to terminate the rider if it no longer suits your needs.

 . Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

 . Disability Payment of Premium Rider - This rider provides its benefit during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person's 65th birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy's annual Required Premium. However, if no Required Premim is applicable for a given year (because the test described on page 33 has been satisfied), then no benefit will be payable under this rider during that year.

 . Applicant Payment of Premium Rider - This rider provides its benefit upon the death of the applicant for the policy or during the total disability (as defined in the rider) of the applicant. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person's 22nd birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy's annual Required Premium. However, if no Required Premium is applicable for a given year (because the test described on page 33 has been satisfied), then no benefit will be payable under this rider during that year.

 . 10 Year Level Term Rider - This rider provides a level amount of term insurance coverage if the person insured under the rider dies during the 10 year term period. You choose the coverage amount when applying for this rider.

Variations in policy terms

  Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 26. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

  Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

  Generally, the policy is available with a minimum Sum Insured at issue of $25,000 for insured persons with an attained age of less than 25 at the time of policy issue, and $50,000 for insured persons with attained ages of 25 through 75 at the time of policy issue. At the time of issue, the insured person must have an attained age of 75 or less. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

  The policy will take effect only if all of the following conditions are satisfied:

   . The policy is delivered to and received by the applicant.

   . At least the first Required Premium is received by us.

   . Each insured person is living and still meets our health criteria for issuing insurance.

  If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

   . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

   . Combining or removing investment options

   . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

  Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

   . Determine when and how much you invest in the various investment options

   . Borrow amounts you have in the investment options

   . Withdraw any amount we consider to be "Excess Value" in your policy

   . Change the beneficiary who will receive the death benefit

   . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

   . Reduce the amount of insurance by surrendering part of the policy

   . Choose the form in which we will pay out the death benefit or other proceeds

  It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy Cancellation Right

  You have the right to cancel your policy within the latest of the following periods:

   . 10 days after you receive it (this period may be longer in some states);

   . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

   . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Fund prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

  At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the Guaranteed Death Benefit, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial withdrawals and certain other policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, if you make a premium payment that differs by more than $25 from that billed, you will receive a separate confirmation of that premium payment.

  Semiannually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

  State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How do you communicate with us?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

  Under our current rules, certain requests must be made in writing and be signed and dated by you, except as discussed below under "Telephone Transactions." They include the following:

   . surrenders (including partial surrenders) or partial withdrawals

   . change of Value Option

   . change of beneficiary

   . election of payment option for policy proceeds

   . tax withholding elections

   . election of telephone transaction privilege

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

   . loans

   . transfers of account value among investment options

   . change of allocation among investment options for new premium payments

  You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

  As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.


 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

  The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of JHVLICO at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus, and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                                        PAGE
Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            13
account value . . . . . . . . . . . . . . . . . . . . . . . . . .             3
attained age. . . . . . . . . . . . . . . . . . . . . . . . . . .            24
Basic Premium . . . . . . . . . . . . . . . . . . . . . . . . . .            17
Benchmark Value . . . . . . . . . . . . . . . . . . . . . . . . .            18
beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . .            21
business day . . . . . . . . . .. . . . . . . . . . . . . . . . .            14
charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            24
code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            32
contingent deferred sales charge. . . . . . . . . . . . . . . . .            25
cost of insurance rates . . . . . . . . . . . . . . . . . . . . .            24
Current Death Benefit . . . . . . . . . . . . . . . . . . . . . .             3
date of issue . . . . . . . . . . . . . . . . . . . . . . . . . .            28
death benefit . . . . . . . . . . . . . . . . . . . . . . . . . .             3
deductions  . . . . . . . . . . . . . . . . . . . . . . . . . . .            24
Excess Value. . . . . . . . . . . . . . . . . . . . . . . . . . .            18
expenses of the Series Fund . . . . . . . . . . . . . . . . . . .            26
Extra Death Benefit . . . . . . . . . . . . . . . . . . . . . . .             3
fixed investment option . . . . . . . . . . . . . . . . . . . . .            15
full surrender. . . . . . . . . . . . . . . . . . . . . . . . . .            23
fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            13
grace period. . . . . . . . . . . . . . . . . . . . . . . . . . .            17
Guaranteed Death Benefit. . . . . . . . . . . . . . . . . . . . .             3
insurance charge. . . . . . . . . . . . . . . . . . . . . . . . .            24
insured person. . . . . . . . . . . . . . . . . . . . . . . . . .             3
investment options. . . . . . . . . . . . . . . . . . . . . . . .             1
JHVLICO . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            13
John Hancock Variable Series Trust. . . . . . . . . . . . . . . .            13
lapse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            17
Level Schedule. . . . . . . . . . . . . . . . . . . . . . . . . .            16
loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            23
loan interest. . . . . . . . . .  . . . . . . . . . . . . . . . .            23
Market Timing . . . . . . . . . . . . . . . . . . . . . . . . . .            22
maximum premiums. . . . . . . . . . . . . . . . . . . . . . . . .            15
Minimum First Premium . . . . . . . . . . . . . . . . . . . . . .            17
modified endowment. . . . . . . . . . . . . . . . . . . . . . . .            32
Modified Schedule . . . . . . . . . . . . . . . . . . . . . . . .            16
monthly deduction date. . . . . . . . . . . . . . . . . . . . . .            28
mortality and expense risk charge . . . . . . . . . . . . . . . .            24
optional benefit riders . . . . . . . . . . . . . . . . . . . . .            27
owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            29
partial surrender . . . . . . . . . . . . . . . . . . . . . . . .            20
partial withdrawal. . . . . . . . . . . . . . . . . . . . . . . .            23
partial withdrawal charge . . . . . . . . . . . . . . . . . . . .            25
payment options . . . . . . . . . . . . . . . . . . . . . . . . .            21
Planned Premium. . . . . . . . .  . . . . . . . . . . . . . . . .            15
policy anniversary. . . . . . . . . . . . . . . . . . . . . . . .            28
policy year . . . . . . . . . . . . . . . . . . . . . . . . . . .            28
premium; premium payment. . . . . . . . . . . . . . . . . . . . .             3
premium sales charge. . . . . . . . . . . . . . . . . . . . . . .            24
premium recalculation . . . . . . . . . . . . . . . . . . . . . .            18
prospectus. . . . . . . . . . . . . . . . . . . . . . . . . . . .             2
receive; receipt. . . . . . . . . . . . . . . . . . . . . . . . .            31
reinstate; reinstatement. . . . . . . . . . . . . . . . . . . . .            18
Required Premium. . . . . . . . . . . . . . . . . . . . . . . . .            17
SEC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            14
Separate Account V  . . . . . . . . . . . . . . . . . . . . . . .            13
Series Funds. . . . . . . . . . . . . . . . . . . . . . . . . . .            13
Servicing Office. . . . . . . . . . . . . . . . . . . . . . . . .    Back Cover
special loan account. . . . . . . . . . . . . . . . . . . . . . .            23
subaccount. . . . . . . . . . . . . . . . . . . . . . . . . . . .            13
surrender. . . . . . . . . . . .  . . . . . . . . . . . . . . . .             3
surrender value . . . . . . . . . . . . . . . . . . . . . . . . .             3
tax considerations. . . . . . . . . . . . . . . . . . . . . . . .            32
telephone transactions  . . . . . . . . . . . . . . . . . . . . .            31
transfers of account value. . . . . . . . . . . . . . . . . . . .            22
Value Options . . . . . . . . . . . . . . . . . . . . . . . . . .            19
variable investment options . . . . . . . . . . . . . . . . . . .            13
we; us. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            13
withdrawal. . . . . . . . . . . . . . . . . . . . . . . . . . . .            23
you; your . . . . . . . . . . . . . . . . . . . . . . . . . . . .            29

  In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.




                            JHVLICO SERVICING OFFICE

                  EXPRESS DELIVERY            MAIL DELIVERY
                529 Main Street (X-4)           P.O. Box 111
                Charlestown, MA 02129         Boston, MA 02117


                        PHONE:                      FAX:
                    1-800-732-5543             1-617-886-3048







  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.




Investment Company Act File No. 811-5290

                       Statement of Additional Information
                                dated May 1, 2004
                                for interests in

              John Hancock Variable Life Account V ("Registrant")
                       Interests are made available under

                                    FLEX-V1

               a scheduled premium variable life insurance policy
                                   issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" OR "DEPOSITOR")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.



                               TABLE OF CONTENTS


CONTENTS OF THIS SAI                                         BEGINNING ON PAGE
Description of the Depositor. . . . . . . . . . . . . . .            2
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers and Experts . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            3
Financial Statements of Registrant and Depositor. . . . .            4

DESCRIPTION OF THE DEPOSITOR

     Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

     JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF THE REGISTRANT

     Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account V (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

     The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

SERVICES PROVIDED BY JOHN HANCOCK AND AFFLIATES

     The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

OTHER SERVICE PROVIDERS AND EXPERTS

     Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

     Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant and Depositor at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

     Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts S, U and UV, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

     Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

     Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

     The maximum commission payable to a Signator representative for selling a policy is 50% of the premium that would be payable under a Modified Schedule in the first policy year, 10% of the such premiums payable in the second through fourth policy years, and 3% of any such premiums received by us in each policy year thereafter.

     Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

     The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

     Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

     As a consequence of the additional cash and non-cash incentives paid by JHVLICO to Signator, other broker-dealers and their respective representatives in connection witih the sale of policies issued by JHVLICO, such broker-dealers and representatives (including, but not limited to, Signator and its representatives) may be motivated to sell JHVLICO policies instead of policies issued by other insurance companies.

     The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

     The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:

               2003. . . . . . . . . .       $ 67,837,010
               2002. . . . . . . . . .       $ 97,422,735
               2001. . . . . . . . . .       $111,710,560

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                         REPORT OF INDEPENDENT AUDITORS




The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2003 the Company changed its method of accounting for stock-based compensation and modified coinsurance contracts. In 2001, the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 19, 2004

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                               DECEMBER 31,
                                                         ----------------------
                                                            2003        2002
                                                         ---------  -----------
                                                             (IN MILLIONS)
ASSETS
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value:
  2003 -- $78.8; 2002 -- $83.3). . . . . . . . . . . .   $    78.7   $    83.8
 Available-for-sale -- at fair value (cost: 2003 --
  $3,621.5, 2002 -- $2,949.3). . . . . . . . . . . . .     3,786.9     3,011.3
Equity securities:
 Available-for-sale - at fair value (cost: 2003 --
  $39.6; 2002 -- $11.1). . . . . . . . . . . . . . . .        41.7        11.9
 Mortgage loans on real estate . . . . . . . . . . . .       883.0       668.4
Real estate. . . . . . . . . . . . . . . . . . . . . .        13.4        20.4
Policy loans . . . . . . . . . . . . . . . . . . . . .       370.9       359.4
Short-term investments . . . . . . . . . . . . . . . .        10.1         0.1
Other invested assets. . . . . . . . . . . . . . . . .       158.5        88.8
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .     5,343.2     4,244.1
Cash and cash equivalents. . . . . . . . . . . . . . .        67.7       202.9
Accrued investment income. . . . . . . . . . . . . . .        70.2        70.1
Premiums and accounts receivable . . . . . . . . . . .         4.5         3.8
Deferred policy acquisition costs. . . . . . . . . . .     1,205.7     1,164.8
Reinsurance recoverable - Note 6 . . . . . . . . . . .       205.2       149.2
Other assets . . . . . . . . . . . . . . . . . . . . .       117.0       122.9
Separate account assets. . . . . . . . . . . . . . . .     6,881.9     5,883.7
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $13,895.4   $11,841.5
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                              DECEMBER 31,
                                                         ----------------------
                                                            2003        2002
                                                         ---------   ----------
                                                            (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $ 4,852.6   $ 4,068.7
Policyholders' funds . . . . . . . . . . . . . . . . .         3.4         3.3
Unearned revenue . . . . . . . . . . . . . . . . . . .       264.5       243.5
Unpaid claims and claim expense reserves . . . . . . .        32.1        24.7
Dividends payable to policyholders . . . . . . . . . .         0.5         0.4
Income taxes -- Note 5 . . . . . . . . . . . . . . . .       295.1       229.8
Other liabilities. . . . . . . . . . . . . . . . . . .       312.5       298.5
Separate account liabilities . . . . . . . . . . . . .     6,881.9     5,883.7
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    12,642.6    10,752.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized
 and outstanding . . . . . . . . . . . . . . . . . . .         2.5         2.5
Additional paid in capital . . . . . . . . . . . . . .       572.4       572.4
Retained earnings. . . . . . . . . . . . . . . . . . .       600.3       492.6
Accumulated other comprehensive income . . . . . . . .        77.6        21.4
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     1,252.8     1,088.9
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $13,895.4   $11,841.5
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2003     2002      2001
                                                    -------  -------   --------
                                                         (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . . . . . . $ 67.2   $ 58.5    $ 60.1
Universal life and investment-type product charges   367.7    356.0     365.4
Net investment income - Note 3. . . . . . . . . . .  316.3    270.1     227.0
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(5.4), $(7.5) and $(1.5),
 respectively - Notes 1, 3, and 9 . . . . . . . . .  (24.8)   (20.8)     (9.0)
Other revenues. . . . . . . . . . . . . . . . . . .    0.2      1.3      24.0
                                                    ------   ------    ------
 Total revenues . . . . . . . . . . . . . . . . . .  726.6    665.1     667.5
BENEFITS AND EXPENSES
Benefits to policyholders . . . . . . . . . . . . .  337.9    344.1     294.1
Other operating costs and expenses. . . . . . . . .   96.4     69.0      76.2
Amortization of deferred policy acquisition costs,
 excluding amounts related to net realized
 investment and other gains (losses) of $(5.4),
 $(7.5) and $(1.5), respectively -- Notes 1, 3 and
 9. . . . . . . . . . . . . . . . . . . . . . . . .  104.8     60.0      67.1
Dividends to policyholders. . . . . . . . . . . . .   17.5     18.8      21.4
                                                    ------   ------    ------
 Total benefits and expenses. . . . . . . . . . . .  556.6    491.9     458.8
                                                    ------   ------    ------
Income before income taxes and cumulative effect
 of accounting change . . . . . . . . . . . . . . .  170.0    173.2     208.7
Income taxes - Note 5 . . . . . . . . . . . . . . .   55.8     58.4      62.2
                                                    ------   ------    ------
Income before cumulative effect of accounting
 change . . . . . . . . . . . . . . . . . . . . . .  114.2    114.8     146.5
Cumulative effect of accounting change, net of tax    (6.5)      --      (1.6)
                                                    ------   ------    ------
Net income. . . . . . . . . . . . . . . . . . . . . $107.7   $114.8    $144.9
                                                    ======   ======    ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME

                                                            ACCUMULATED
                                    ADDITIONAL                 OTHER          TOTAL
                           COMMON     PAID       RETAINED  COMPREHENSIVE  SHAREHOLDER'S    OUTSTANDING
                           STOCK   IN CAPITAL   EARNINGS      INCOME         EQUITY          SHARES
                           ------  -----------  ---------  -------------  -------------  --------------
                                            (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at January 1,
 2001 . . . . . . . . . .   $2.5     $572.4      $232.9       $(2.2)        $  805.6          50.0
Comprehensive income:
 Net income . . . . . . .                         144.9                        144.9
Other comprehensive
 income, net of tax:
 Net unrealized gains . .                                       7.9              7.9
                                                                            --------
Comprehensive income. . .                                                      152.8
Change in accounting
 principle. . . . . . . .                                       7.2              7.2
                            ----     ------      ------       -----         --------          ----
Balance at December
 31, 2001 . . . . . . . .   $2.5     $572.4      $377.8       $12.9         $  965.6          50.0
                            ====     ======      ======       =====         ========          ====
Comprehensive income:
 Net income . . . . . . .                         114.8                        114.8
Other comprehensive
 income, net of tax:
 Net unrealized gains . .                                       8.5              8.5
                                                                            --------
Comprehensive income. . .                                                      123.3
                            ----     ------      ------       -----         --------          ----
Balance at December
 31, 2002 . . . . . . . .   $2.5     $572.4      $492.6       $21.4         $1,088.9          50.0
                            ====     ======      ======       =====         ========          ====
Comprehensive income:
 Net income . . . . . . .                         107.7                        107.7
Other comprehensive
 income, net of tax:
 Net unrealized gains . .                                      56.2             56.2
                                                                            --------
Comprehensive income. . .                                                      163.9
                            ----     ------      ------       -----         --------          ----
Balance at December
 31, 2003 . . . . . . . .   $2.5     $572.4      $600.3       $77.6         $1,252.8          50.0
                            ====     ======      ======       =====         ========          ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               YEARS ENDED DECEMBER 31,
                                           ----------------------------------
                                             2003        2002         2001
                                           ----------  ----------  ----------
                                                     (IN MILLIONS)
Cash flows from operating activities:
Net income. . . . . . . . .  . . . . . .   $   107.7   $   114.8    $   144.9
Adjustments to reconcile net income to
 net cash (used in) provided by
 operating activities:
 Amortization of discount - fixed
  maturities . . . . . . . . . . . . . .       (10.7)       (0.3)        (0.4)
 Net realized investment and other
  losses . . . . . . . . . . . . . . . .        24.8        20.8          9.0
 Change in deferred policy acquisition
  costs. . . . . . . . . . . . . . . . .       (49.6)     (124.6)       (74.1)
 Depreciation and amortization . . . . .         1.8         1.3          0.3
 Increase in accrued investment income .        (0.1)       (9.3)        (8.6)
 Decrease (increase) in premiums and
  accounts receivable. . . . . . . . . .        (0.7)        8.7         (5.5)
 (Increase) decrease in other assets and
  other liabilities, net . . . . . . . .       (61.9)      (28.0)      (159.2)
 (Decrease) increase in policy
  liabilities and accruals, net. . . . .       216.6       (53.3)       289.1
 Increase in income taxes. . . . . . . .        35.1        33.5        118.7
                                           ---------   ---------    ---------
  Net cash (used in) provided by
   operating activities. . . . . . . . .       263.0       (36.4)       314.2
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale. .       690.1       460.2        184.6
  Equity securities available-for-sale .        38.3         7.4          6.0
  Real estate. . . . . . . . . . . . . .         5.8         0.3          3.3
  Short-term investments and other
   invested assets . . . . . . . . . . .        31.6           -            -
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity. . .         4.1         3.2          4.5
  Fixed maturities available-for-sale. .       241.1       155.7        180.4
  Short-term investments and other
   invested assets . . . . . . . . . . .         0.1        24.9         46.5
  Mortgage loans on real estate. . . . .       102.9        90.7         66.4
 Purchases of:
  Fixed maturities held-to-maturity. . .        (1.1)       (3.1)        (5.1)
  Fixed maturities available-for-sale. .    (1,625.0)   (1,174.5)    (1,112.3)
  Equity securities available-for-sale .       (60.4)       (3.9)        (6.1)
  Real estate. . . . . . . . . . . . . .        (0.2)       (0.1)        (0.6)
  Short-term investments and other
   invested assets . . . . . . . . . . .       (93.9)      (73.3)       (39.6)
Mortgage loans on real estate issued . .      (321.4)     (170.4)       (85.0)
Other, net . . . . . . . . . . . . . . .       (11.0)      (10.1)       (25.6)
                                           ---------   ---------    ---------
 Net cash used in investing activities .   $  (999.0)  $  (693.0)   $  (782.6)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        YEARS ENDED DECEMBER 31,
                                                    --------------------------------
                                                      2003       2002        2001
                                                    ---------  ---------  ----------
                                                            (IN MILLIONS)
Cash flows from financing activities:
 Universal life and investment-type contract
  deposits. . . . . . . . . . . . . . . . . . . .   $1,097.2   $1,232.1    $1,220.7
 Universal life and investment-type contract
  maturities and withdrawals. . . . . . . . . . .     (496.4)    (415.2)     (914.2)
                                                    --------   --------    --------
 Net cash provided by financing activities. . . .      600.8      816.9       306.5
                                                    --------   --------    --------
 Net increase (decrease) in cash and cash
  equivalents . . . . . . . . . . . . . . . . . .     (135.2)      87.5      (161.9)
Cash and cash equivalents at beginning of year. .      202.9      115.4       277.3
                                                    --------   --------    --------
Cash and cash equivalents at end of year. . . . .   $   67.7   $  202.9    $  115.4
                                                    ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) whose ultimate parent company is John Hancock Financial Services, Inc. (JHFS). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

On September 28, 2003, JHFS entered into a definitive merger agreement with Manulife Financial Corporation (Manulife) which is expected to close early in the second quarter of 2004. In accordance with the agreement, each share of JHFS common stock will, at the time of the merger, be converted into the right to receive 1.1853 shares of Manulife stock. It is estimated that the shares of Manulife common stock to be issued to JHFS shareholders in the merger will represent approximately 42.6% of the outstanding Manulife common stock after the merger. The merger has been approved by JHFS' shareholders but the closing of the merger remains subject to certain conditions, including the approval by certain U.S. and Canadian regulatory authorities. Until the merger occurs, the Company will continue to operate independently of Manulife. Thereafter, the Company will operate as a subsidiary of Manulife. The John Hancock name will be
Manulife's primary U.S. brand.   This filing does not reflect or assume any
changes to JHFS', or the Company's, business which may occur as a result of the proposed merger with Manulife. For additional information, refer to JHFS and other related public filings with the U.S. SEC relating to the merger.

BASIS OF PRESENTATION

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

INVESTMENTS

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities and mandatorily redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. The carrying value of the Company's real estate to be disposed of was $3.7 million and $10.6 million at December 31, 2003 and 2002, and is reported in real estate in the investment section of the consolidated balance sheets.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

DEFERRED POLICY ACQUISITION COSTS

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2003, the Company's DAC was deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are
recorded as unearned revenue.   For non-participating term life insurance
products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2003, the average discount rate was 6.0% and the total amortization period life was 30 years for universal life products. At December 31, 2003, the average discount rate was 8.4% for participating traditional life insurance products and 6.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amoritization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million in unearned revenue and $1.3 million in policy benefit reserves) in the variable life business in the Protection Segment.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

REINSURANCE

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 6 -- Reinsurance below for additional disclosures regarding reinsurance.

VALUE OF BUSINESS ACQUIRED

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 -- Value of Business Acquired for presentation of summarized financial information regarding VOBA.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.

PARTICIPATING INSURANCE

Participating business represents approximately 4.9% and 5.4% of the Company's life insurance in-force at December 31, 2003 and 2002, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

REVENUE RECOGNITION

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FEDERAL INCOME TAXES

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 5 -- Income Taxes for additional disclosures on this topic.

CUMULATIVE EFFECT OF ACCOUNTING CHANGES

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a reduction in net income of $6.5 million (net of tax of $3.5 million) which was recorded as the cumulative effect of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

SFAS No. 133 -- Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", an amendment of FASB Statement No. 133

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

RECENT ACCOUNTING PRONOUNCEMENTS

FASB Interpretation No. 46 (revised December 2003) -- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interest holders are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs). Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R apply as of December 31, 2003 for entities considered to be special purpose entities
(SPEs), and otherwise will be applicable at March 31, 2004.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company has determined that it is not the primary beneficiary of any VIE with which it has any relationship. The Company also estimates that none of its relationships with VIEs are significant to the Company.

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders.

SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial position, results of operations and cash flows.

SFAS No. 150 -- Accounting for Certain Financial Instruments with
Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150). SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 149 -- Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $10.5 million based on the fair value of the assets underlying these contracts. Of this total liability, $5.6 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. The adoption of DIG B36 resulted in a decrease in earnings of $6.5 million (net of tax of $3.5 million) as of October 1, 2003, which the Company recorded through net income as a cumulative effect of an accounting change.

SFAS No. 148 -- Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. The Company's parent adopted the fair value provisions of SFAS No. 123 on January 1, 2003 and utilized the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. As a result of the adoption, JHFS allocated $0.1 million of expenses to the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

For the periods prior to January 1, 2003, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. Under APB No. 25, Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock under APB No.
25. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used.

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Initial recognition and initial measurement provisions were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company has no disclosable guarantees and the adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 146 -- Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Issue 01-10 -- Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS No. 142 -- Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 141 -- Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's consolidated financial position, results of operations or cash flows.

Issue No. 99-20 -- Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 140 -- Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

CODIFICATION

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL used to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.

NOTE 2 -- RELATED PARTY TRANSACTIONS

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $144.3 million, $161.8 million and $155.1 million for the year ended December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003 and 2002, respectively, the Company owed John Hancock $57.4 million and $49.3 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002 and 2003.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $20.7 million, $42.0 million and $45.4 million of cash for the combined tax, commission and expense allowances for the years ended December 31, 2003, 2002 and 2001, respectively. This agreement decreased the Company's gain from operations before income taxes by $5.0 million, $1.1 million and $1.7 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.6 million and $115.2 million as of December 31, 2003 and 2002, respectively. This agreement had no impact on the Company's results of operations.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.8 million and $0.4 million from the Company in 2003, 2002 and 2001, respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million for the years 2003, 2002, and 2001, respectively.

At December 31, 2003 and 2002, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2003 and 2002, the Company had no outstanding borrowings under this agreement.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $ 6.0 million, $9.3 million and $10.4 million in 2003, 2002 and 2001, respectively. The pension plan prepaid expense allocated to the Company amounted to $76.4 million and $72.6 million at December 31, 2003 and 2002, respectively.

NOTE 3 -- INVESTMENTS

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                      YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2003     2002      2001
                                                      -------  -------  ---------
                                                            (IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities. . . . . . . . . . . . . . . . . .   $242.3   $201.3    $160.1
Equity securities . . . . . . . . . . . . . . . . .      0.8      0.1       0.3
Mortgage loans on real estate . . . . . . . . . . .     52.4     46.8      42.3
Real estate . . . . . . . . . . . . . . . . . . . .      4.6      4.5       2.3
Policy loans. . . . . . . . . . . . . . . . . . . .     20.3     20.9      21.1
Short-term investments. . . . . . . . . . . . . . .      1.2      1.6       6.3
Other . . . . . . . . . . . . . . . . . . . . . . .      6.8      2.5       3.3
                                                      ------   ------    ------
Gross investment income . . . . . . . . . . . . . .    328.4    277.7     235.7
 Less investment expenses . . . . . . . . . . . . .     12.1      7.6       8.7
                                                      ------   ------    ------
 Net investment income. . . . . . . . . . . . . . .   $316.3   $270.1    $227.0
                                                      ======   ======    ======
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES),
 NET OF RELATED AMORTIZATION OF DEFERRED POLICY
 ACQUISITION COSTS
Fixed maturities. . . . . . . . . . . . . . . . . .   $(10.3)  $(39.9)   $(25.1)
Equity securities . . . . . . . . . . . . . . . . .      3.6      2.5       3.8
Mortgage loans on real estate and real estate . . .     (3.2)     0.8      (1.2)
Derivatives and other invested assets . . . . . . .    (20.3)     8.3      12.0
Amortization adjustment for deferred policy
 acquisition costs. . . . . . . . . . . . . . . . .      5.4      7.5       1.5
                                                      ------   ------    ------
Net realized investment and other losses, net of
 related amortization of deferred policy
 acquisition costs. . . . . . . . . . . . . . . . .   $(24.8)  $(20.8)   $ (9.0)
                                                      ======   ======    ======

Gross gains of $38.2 million, $12.7 million, and $6.5 million and gross losses of $8.8 million, $13.3 million, and $3.3 million in 2003, 2002 and 2001, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                                  GROSS       GROSS
                                     AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                       COST       GAINS       LOSSES      VALUE
                                     ---------  ----------  ----------  ----------
                                                    (IN MILLIONS)
DECEMBER 31, 2003
HELD-TO-MATURITY:
Corporate securities. . . . . . . .  $   71.0     $  0.3     $ (0.4)     $   70.9
Mortgage-backed securities. . . . .       7.7        0.2         --           7.9
                                     --------     ------     ------      --------
 Total. . . . . . . . . . . . . . .  $   78.7     $  0.5     $ (0.4)     $   78.8
                                     ========     ======     ======      ========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . . . .  $3,080.0     $181.2     $(26.3)     $3,234.9
Mortgage-backed securities. . . . .     502.4       20.9      (12.4)        510.9
Obligations of states and
 political subdivisions . . . . . .      12.5        0.3         --          12.8
Debt securities issued by
 foreign governments. . . . . . . .       2.2        0.3         --           2.5
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies. . . . .      24.4        1.4         --          25.8
                                     --------     ------     ------      --------
Total fixed maturities. . . . . . .   3,621.5      204.1      (38.7)      3,786.9
Equity securities . . . . . . . . .      39.6        2.1         --          41.7
                                     --------     ------     ------      --------
 Total. . . . . . . . . . . . . . .  $3,661.1     $206.2     $(38.7)     $3,828.6
                                     ========     ======     ======      ========
DECEMBER 31, 2002
HELD-TO-MATURITY:
Corporate securities. . . . . . . .  $   72.8     $  0.2     $ (0.8)     $   72.2
Mortgage-backed securities. . . . .      11.0        0.4       (0.3)         11.1
                                     --------     ------     ------      --------
 Total. . . . . . . . . . . . . . .  $   83.8     $  0.6     $ (1.1)     $   83.3
                                     ========     ======     ======      ========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . . . .  $2,426.5     $127.3     $(82.3)     $2,471.5
Mortgage-backed securities. . . . .     489.9       28.6      (14.1)        504.4
Obligations of states and
 political subdivisions . . . . . .       6.2        0.3         --           6.5
Debt securities issued by
 foreign governments. . . . . . . .       3.6        0.3       (0.1)          3.8
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies. . . . .      23.1        2.0         --          25.1
                                     --------     ------     ------      --------
Total fixed maturities. . . . . . .   2,949.3      158.5      (96.5)      3,011.3
Equity securities . . . . . . . . .      11.1        0.9       (0.1)         11.9
                                     --------     ------     ------      --------
 Total. . . . . . . . . . . . . . .  $2,960.4     $159.4     $(96.6)     $3,023.2
                                     ========     ======     ======      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below:

                                                          AMORTIZED     FAIR
                                                            COST       VALUE
                                                          ---------  ----------
                                                             (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less . . . . . . . . . . . . . . . .   $    0.1    $    0.1
Due after one year through five years . . . . . . . . .        1.8         1.8
Due after five years through ten years. . . . . . . . .       15.4        15.4
Due after ten years . . . . . . . . . . . . . . . . . .       53.7        53.6
                                                          --------    --------
                                                              71.0        70.9
Mortgage-backed securities. . . . . . . . . . . . . . .        7.7         7.9
                                                          --------    --------
 Total. . . . . . . . . . . . . . . . . . . . . . . . .   $   78.7    $   78.8
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less . . . . . . . . . . . . . . . .   $  146.7    $  152.1
Due after one year through five years . . . . . . . . .      987.5     1,039.7
Due after five years through ten years. . . . . . . . .    1,206.8     1,281.6
Due after ten years . . . . . . . . . . . . . . . . . .      778.1       802.6
                                                          --------    --------
                                                           3,119.1     3,276.0
Mortgage-backed securities. . . . . . . . . . . . . . .      502.4       510.9
                                                          --------    --------
 Total. . . . . . . . . . . . . . . . . . . . . . . . .   $3,621.5    $3,786.9
                                                          ========    ========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $212.5 million and $169.9 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Bonds with amortized cost of $18.6 million were non-income producing for year ended December 31, 2003.

No significant depreciation expense on investment real estate was recorded for the years ended December 31, 2003 and 2002. Depreciation expense on investment real estate was $0.3 million in 2001. Accumulated depreciation was $1.7 million, and $2.8 million at December 31, 2003, and 2002, respectively.

ANALYSIS OF UNREALIZED LOSSES ON FIXED MATURITY SECURITIES

The Company relies on its Parent's, JHFS', process to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At the end of each quarter, JHFS' Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, the JHFS Chief Investment Officer and the JHFS Corporate Risk Officer who reports to the JHFS Chief Financial Officer. The analysis focuses on each issuer's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below cost. The results of this analysis are reviewed by the Life Company's Committee of Finance, a subcommittee of the Life Company's Board of Directors, quarterly. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

Through JHFS' Investment Review Committee, the Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and
(3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                          UNREALIZED LOSSES ON ASSETS

                                                                            AS OF DECEMBER 31, 2003
                                                                          ---------------------------
                                                 LESS THAN 12 MONTHS           12 MONTHS OR MORE                  TOTAL
                                             ---------------------------  ---------------------------  -----------------------------
                                             CARRYING VALUE               CARRYING VALUE               CARRYING VALUE
                                              OF SECURITIES                OF SECURITIES                OF SECURITIES
                                               WITH GROSS     UNREALIZED    WITH GROSS     UNREALIZED    WITH GROSS      UNREALIZED
                                             UNREALIZED LOSS    LOSSES    UNREALIZED LOSS    LOSSES    UNREALIZED LOSS     LOSSES
                                             ---------------  ----------  ---------------  ----------  ---------------  ------------
DESCRIPTION OF SECURITIES:
Federal agency mortgage backed securities. .     $ 92.0        $ (6.6)        $ 54.8        $ (5.8)        $146.8         $(12.4)
Corporate bonds. . . . . . . . . . . . . . .      378.1         (12.1)         283.1         (14.6)         661.2          (26.7)
                                                 ------        ------         ------        ------         ------         ------
Total debt securities. . . . . . . . . . . .      470.1         (18.7)         337.9         (20.4)         808.0          (39.1)
Common stocks. . . . . . . . . . . . . . . .         --            --            2.3            --            2.3             --
                                                 ------        ------         ------        ------         ------         ------
Total. . . . . . . . . . . . . . . . . . . .     $470.1        $(18.7)        $340.2        $(20.4)        $810.3         $(39.1)
                                                 ======        ======         ======        ======         ======         ======

The table above shows the Company's securities that were in a loss position at December 31, 2003 for more than one year and less than one year. Gross unrealized losses consist of a hedging adjustment, the impact of interest rates on the non hedged portion of the portfolio, and the impact of creditworthiness. Unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003, the fixed maturity securities had a total gross unrealized loss of $39.1 million excluding basis adjustments related to hedging relationships. Of this total, $20.4 million are due to securities that have had various amounts of unrealized loss for more than twelve months. Of the total unrealized losses, $20.1 million comes from securities rated investment grade. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade bonds. The gross unrealized losses on below investment grade fixed maturity securities declined to $19.1 million at December 31, 2003 primarily due to the easing of credit concerns and the resulting spread tightening. Although the gross unrealized losses on below investment grade fixed maturity securities are approximately 50% of the total unrealized losses, they only represent 1.4% of the total carrying value of fixed maturity securities with gross unrealized losses.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                                       BALANCE AT                          BALANCE AT
                                                       BEGINNING                             END OF
                                                        OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                                       ----------  ---------  ----------  ------------
                                                                       (IN MILLIONS)
Year ended December 31, 2003
 Mortgage loans on real estate . . . . . . . . . . .      $2.9       $0.2        $0.6         $2.5
 Real estate to be disposed of . . . . . . . . . . .        --         --          --           --
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $2.9       $0.2        $0.6         $2.5
                                                          ====       ====        ====         ====
Year ended December 31, 2002
 Mortgage loans on real estate . . . . . . . . . . .      $5.5         --        $2.6         $2.9
 Real estate to be disposed of . . . . . . . . . . .       0.8         --         0.8            -
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $6.3         --        $3.4         $2.9
                                                          ====       ====        ====         ====
Year ended December 31, 2001
 Mortgage loans on real estate . . . . . . . . . . .      $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of . . . . . . . . . . .       0.7        0.1          --          0.8
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $5.7       $1.8        $1.2         $6.3
                                                          ====       ====        ====         ====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003 and 2002 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                 DECEMBER 31,
                                                                -------------
                                                                 2003    2002
                                                                ------  -----
                                                                (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.8       --
Provision for losses. . . . . . . . . . . . . . . . . . . . .   (0.2)      --
                                                                ----       --
Net impaired mortgage loans on real estate. . . . . . . . . .    0.6       --
                                                                ====       ==

The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    -------------------------
                                                     2003     2002      2001
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans . . .  $0.4     $1.2      $3.3
Interest income recognized on impaired loans. . . .    --       --       0.5

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $11.9 million as of December 31, 2003 and
$3.5 million as of December 31, 2002.   The expected gross interest income that
would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                -------------------------
                                                                                 2003     2002      2001
                                                                                -------  -------  ---------
                                                                                      (IN MILLIONS)
Expected. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $0.5     $0.3      $0.4
Actual. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     0.4      0.2       0.4

At December 31, 2003, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                                                                CARRYING AMOUNT  GEOGRAPHIC               CARRYING AMOUNT
PROPERTY TYPE                                                    (IN MILLIONS)   CONCENTRATION             (IN MILLIONS)
--------------------------------------------------------------  ---------------  ----------------------  -----------------
Apartments. . . . . . . . . . . . . . . . . . . . . . . . . .       $102.6       East North Central. .        $ 94.7
Hotels. . . . . . . . . . . . . . . . . . . . . . . . . . . .         24.0       East South Central. .          34.7
Industrial. . . . . . . . . . . . . . . . . . . . . . . . . .        131.8       Middle Atlantic . . .          63.6
Office buildings. . . . . . . . . . . . . . . . . . . . . . .        173.5       Mountain. . . . . . .          55.3
Retail. . . . . . . . . . . . . . . . . . . . . . . . . . . .        150.8       New England . . . . .          75.0
Mixed Use . . . . . . . . . . . . . . . . . . . . . . . . . .         55.4       Pacific . . . . . . .         207.4
Agricultural. . . . . . . . . . . . . . . . . . . . . . . . .        224.6       South Atlantic. . . .         234.0
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22.8       West North Central. .          26.3
                                                                                 West South Central. .          89.7
                                                                                 Canada/Other. . . . .           4.8
Allowance for losses. . . . . . . . . . . . . . . . . . . . .         (2.5)      Allowance for losses.          (2.5)
                                                                    ------                                    ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $883.0       Total . . . . . . . .        $883.0
                                                                    ======                                    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2003 and 2002 was $6.3 million and $6.4 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2003 and 2002 was $63.1 million and $45.8 million and appears on the consolidated balance sheet in other liabilities.

FAIR VALUE HEDGES

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

In 2003 and 2002, the Company recognized net loss of $4.0 million and a net gain of $0.9 million, respectively, related to the ineffective portion of its fair value hedges, and no net gain for either period, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2003, all of the Company's hedged firm commitments qualified as fair value hedges.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS -- (CONTINUED)

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreeements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

NOTE 5 -- INCOME TAXES

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                     ------------------------
                                                      2003    2002       2001
                                                     ------  --------  ------
                                                          (IN MILLIONS)
Current taxes:
 Federal . . . . . . . . . . . . . . . . . . . . .   $25.2   $ (9.8)    $30.1
 Foreign . . . . . . . . . . . . . . . . . . . . .     0.2     (0.2)       --
                                                     -----   ------     -----
                                                      25.4    (10.0)     30.1
Deferred taxes:
 Federal . . . . . . . . . . . . . . . . . . . . .    30.4     68.4      32.1
                                                     -----   ------     -----
Total income taxes . . . . . . . . . . . . . . . .   $55.8   $ 58.4     $62.2
                                                     =====   ======     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5 -- INCOME TAXES -- (CONTINUED)

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    -------------------------
                                                     2003     2002      2001
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Tax at 35%. . . . . . . . . . . . . . . . . . . .   $59.5    $60.6     $73.0
Add (deduct):
 Equity base tax. . . . . . . . . . . . . . . . .      --       --      (9.0)
 Prior years taxes. . . . . . . . . . . . . . . .     1.2      2.2       2.1
 Tax credits. . . . . . . . . . . . . . . . . . .    (1.5)    (0.8)     (0.4)
 Foreign taxes. . . . . . . . . . . . . . . . . .     0.2      0.2        --
 Tax exempt investment income . . . . . . . . . .    (0.3)    (3.6)     (5.6)
 Other. . . . . . . . . . . . . . . . . . . . . .    (3.3)    (0.2)      2.1
                                                    -----    -----     -----
  Total income taxes. . . . . . . . . . . . . . .   $55.8    $58.4     $62.2
                                                    =====    =====     =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                DECEMBER 31,
                                                               --------------
                                                                2003     2002
                                                               ------  --------
                                                               (IN MILLIONS)
DEFERRED TAX ASSETS:
Policy reserve adjustments . . . . . . . . . . . . . . . . .   $210.5   $250.0
Other employee benefits. . . . . . . . . . . . . . . . . . .     25.5     20.2
Book over tax basis of investments . . . . . . . . . . . . .     12.0     12.0
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .     12.1       --
                                                               ------   ------
 Total deferred tax assets . . . . . . . . . . . . . . . . .    260.1    282.2
                                                               ------   ------
DEFERRED TAX LIABILITIES:
Deferred policy acquisition costs. . . . . . . . . . . . . .    405.2    419.5
Depreciation . . . . . . . . . . . . . . . . . . . . . . . .      2.3      2.1
Basis in partnerships. . . . . . . . . . . . . . . . . . . .      0.1       --
Market discount on bonds . . . . . . . . . . . . . . . . . .      2.1      2.9
Lease income . . . . . . . . . . . . . . . . . . . . . . . .    102.9     71.5
Unrealized gains . . . . . . . . . . . . . . . . . . . . . .     42.3     12.8
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .       --     10.6
                                                               ------   ------
 Total deferred tax liabilities. . . . . . . . . . . . . . .    554.9    519.4
                                                               ------   ------
 Net deferred tax liabilities. . . . . . . . . . . . . . . .   $294.8   $237.2
                                                               ======   ======

The Company made income tax payments of $17.7 million and $27.2 million in 2003 and 2002, respectively and received an income tax refund of $32.4 million in 2001.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6 -- REINSURANCE

The effect of reinsurance on premiums written and earned was as follows:

                                                                              2003               2002               2001
                                                                        ----------------   ----------------   ----------------
                                                                                 PREMIUMS           PREMIUMS            PREMIUMS
                                                                        WRITTEN   EARNED   WRITTEN   EARNED   WRITTEN    EARNED
                                                                        -------  --------  -------  --------  -------  ----------
                                                                                             (IN MILLIONS)
Life Insurance:
Direct. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $160.2   $160.2    $105.3   $105.3    $ 82.0    $ 82.0
Ceded . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (93.0)   (93.0)    (46.8)   (46.8)    (21.9)    (21.9)
                                                                        ------   ------    ------   ------    ------    ------
Net life insurance premiums . . . . . . . . . . . . . . . . . . . . .   $ 67.2   $ 67.2    $ 58.5   $ 58.5    $ 60.1    $ 60.1
                                                                        ======   ======    ======   ======    ======    ======

For the year ended December 31, 2003, 2002 and 2001, benefits to policyholders under life ceded reinsurance contracts were $8.5 million, $7.9 million and $3.8 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In addition, the Company has a second modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. For additional detail regarding these agreements, refer to Note 2 -- Related Party Transactions.

NOTE 7 -- COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has extended commitments to purchase fixed maturity investments, other invested assets, preferred and common stock, and issue mortgage loans on real estate totaling $55.3 million, $58.7 million, $8.2 million and $101.7 million, respectively, at December 31, 2003. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $229.7 million at December 31, 2003. The majority of these commitments expire in 2004.

CONTINGENCIES

Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $0.7 million and $2.7 million at December 31, 2003 and 2002, respectively. The Company incurred no costs related to the settlement in 2003 or 2002. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7 -- COMMITMENTS AND CONTINGENCIES -- (CONTINUED)

Administration of the ADR component of the settlement is substantially complete. Although some uncertainty remains as to the cost of the remaining claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

Other Matters

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2003. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

NOTE 8 -- SHAREHOLDER'S EQUITY

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                     ACCUMULATED
                                                                        OTHER
                                                                    COMPREHENSIVE
                                                                   INCOME (LOSSES)
                                                                  -----------------
                                                                    (IN MILLIONS)
                                                                  -----------------
Balance at January 1, 2001. . . . . . . . . . . . . . . . . . .        $ (2.2)
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $7.2 million) . . . . . . . . . . . . . . . . . . .          11.8
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $1.1 million). . . . . . . .           2.1
Adjustment to deferred policy acquisition costs and present
 value of future profits (net of deferred income tax benefit
 of $3.2 million) . . . . . . . . . . . . . . . . . . . . . . .          (6.0)
                                                                       ------
Net unrealized gains (losses) . . . . . . . . . . . . . . . . .           7.9
Change in accounting principle. . . . . . . . . . . . . . . . .           7.2
                                                                       ------
Balance at December 31, 2001. . . . . . . . . . . . . . . . . .        $ 12.9
                                                                       ======
Balance at January 1, 2002. . . . . . . . . . . . . . . . . . .        $ 12.9
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $12.9 million). . . . . . . . . . . . . . . . . . .          21.4
Reclassification adjustment for gains (losses), realized in
 net income (net of tax benefit of $0.2 million). . . . . . . .          (0.4)
Adjustment to deferred policy acquisition costs and present
 value of future profits (net of deferred income tax benefit
 of $6.7 million) . . . . . . . . . . . . . . . . . . . . . . .         (12.5)
                                                                       ------
Net unrealized gains (losses) . . . . . . . . . . . . . . . . .           8.5
                                                                       ------
Balance at December 31, 2002. . . . . . . . . . . . . . . . . .        $ 21.4
                                                                       ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

                                                                     ACCUMULATED
                                                                        OTHER
                                                                    COMPREHENSIVE
                                                                   INCOME (LOSSES)
                                                                  -----------------
                                                                    (IN MILLIONS)
                                                                  -----------------
Balance at January 1, 2003. . . . . . . . . . . . . . . . . . .        $ 21.4
Gross unrealized gains (losses) (net of deferred income tax
 expense of $27.4 million). . . . . . . . . . . . . . . . . . .          52.2
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $10.3 million) . . . . . . .          19.1
Adjustment to deferred policy acquisition costs and present
 value of future profits (net of deferred income tax benefit
 of $8.2  million). . . . . . . . . . . . . . . . . . . . . . .         (15.1)
                                                                       ------
Net unrealized gains (losses) . . . . . . . . . . . . . . . . .          56.2
                                                                       ------
Balance at December 31, 2003. . . . . . . . . . . . . . . . . .        $ 77.6
                                                                       ======

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                              2003     2002      2001
                                                                             -------  -------  ---------
                                                                                  (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities. . . . . . . . . . . . . . . . . . . . . . . . . . . .    $165.4   $ 62.0    $ 20.6
  Equity investments. . . . . . . . . . . . . . . . . . . . . . . . . . .       2.1      0.8       1.0
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1.9     (2.4)      5.2
                                                                             ------   ------    ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     169.4     60.4      26.8
Amounts of unrealized investment (gains) losses attributable to:
 Deferred policy acquisition cost and present value of future profits . .     (49.5)   (26.2)     (7.1)
 Deferred federal income taxes. . . . . . . . . . . . . . . . . . . . . .     (42.3)   (12.8)     (6.8)
                                                                             ------   ------    ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (91.8)   (39.0)    (13.9)
                                                                             ------   ------    ------
Net unrealized investment gains (losses)                                     $ 77.6   $ 21.4    $ 12.9
                                                                             ======   ======    ======

(c) Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

The Company received permission from the Division to continue carrying the administrative rating symbol of Z for a selected group of securities at December 31, 2003. As of March 4, 2004, 89% of the outstanding principal balance of these securities have been rated as by the Securities Valuation Office (SVO), and the remaining balance of these securities have a high probability of being rated in the first quarter of 2004. As a result of this permitted practice, the Company's reported capital and surplus increased by less than 2%.

There were no other permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                                      2003    2002     2001
                                                                     ------  ------  --------
                                                                         (IN MILLIONS)
Statutory net income . . . . . . . . . . . . . . . . . . . . . . .   $ 82.1  $ 52.7   $  4.0
Statutory surplus. . . . . . . . . . . . . . . . . . . . . . . . .    669.4   589.6    561.0

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 9 -- SEGMENT INFORMATION

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

ASSET GATHERING SEGMENT. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9 -- SEGMENT INFORMATION -- (CONTINUED)

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                           ASSET
YEAR ENDED DECEMBER 31, 2003                 PROTECTION  GATHERING   CONSOLIDATED
-------------------------------------------  ----------  ---------  --------------
                                                        (IN MILLIONS)
REVENUES:
Revenue from external customers . . . . . .  $   408.8   $   26.3     $   435.1
Net investment income . . . . . . . . . . .      302.8       13.5         316.3
                                             ---------   --------     ---------
Segment revenues. . . . . . . . . . . . . .      711.6       39.8         751.4
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . . .      (27.0)       2.2         (24.8)
                                             ---------   --------     ---------
Revenues. . . . . . . . . . . . . . . . . .      684.6       42.0         726.6
                                             =========   ========     =========
NET INCOME:
Segment after-tax operating income. . . . .      128.8        1.5         130.3
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . . .      (17.5)       1.4         (16.1)
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . . . .       (6.2)      (0.3)         (6.5)
                                             ---------   --------     ---------
Net income. . . . . . . . . . . . . . . . .      105.1        2.6         107.7
                                             =========   ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . . . .        8.6        0.2           8.8
Carrying value of investments accounted
 for by the equity method . . . . . . . . .      103.1        7.4         110.5
Amortization of deferred policy
 acquisition costs. . . . . . . . . . . . .       90.1       14.7         104.8
Income tax expense. . . . . . . . . . . . .       55.3        0.5          55.8
Segment assets. . . . . . . . . . . . . . .   12,256.6    1,638.8      13,895.4
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . . .      (34.0)       3.8         (30.2)
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other gains
 (losses) . . . . . . . . . . . . . . . . .        7.0       (1.6)          5.4
                                             ---------   --------     ---------
Net realized investment and other gains
 (losses), net of related amortization
 of deferred policy acquisition costs --
 per consolidated financial statements. . .      (27.0)       2.2         (24.8)
Less income tax effect. . . . . . . . . . .        9.5       (0.8)          8.7
                                             ---------   --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income. . .  $   (17.5)  $    1.4     $   (16.1)
                                             =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9 -- SEGMENT INFORMATION -- (CONTINUED)

                                                            ASSET
YEAR ENDED DECEMBER 31, 2002                  PROTECTION  GATHERING   CONSOLIDATED
--------------------------------------------- ----------  ---------  --------------
                                                         (IN MILLIONS)
REVENUES:
Revenue from external customers . . . . . . . $   384.2   $   31.6     $   415.8
Net investment income . . . . . . . . . . . .     266.8        3.3         270.1
                                              ---------   --------     ---------
Segment revenues. . . . . . . . . . . . . . . $   651.0   $   34.9     $   685.9
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . . . .     (20.4)      (0.4)        (20.8)
                                              ---------   --------     ---------
Revenues. . . . . . . . . . . . . . . . . . . $   630.6   $   34.5     $   665.1
                                              =========   ========     =========
NET INCOME:
Segment after-tax operating income. . . . . .     140.2       (8.1)        132.1
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . . . .     (12.9)      (0.2)        (13.1)
Class action lawsuit. . . . . . . . . . . . .      (4.5)        --          (4.5)
Restructuring charges . . . . . . . . . . . .       0.3         --           0.3
                                              ---------   --------     ---------
Net income. . . . . . . . . . . . . . . . . . $   123.1   $   (8.3)    $   114.8
                                              =========   ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . . . . . $     4.2   $     --     $     4.2
Carrying value of investments accounted
 for by the equity method . . . . . . . . . .      50.1        1.7          51.8
Amortization of deferred policy
 acquisition costs. . . . . . . . . . . . . .      28.8       31.2          60.0
Income tax expense. . . . . . . . . . . . . .      65.3       (6.9)         58.4
Segment assets. . . . . . . . . . . . . . . . $10,325.3   $1,516.2     $11,841.5
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . . . . $   (27.9)  $   (0.4)    $   (28.3)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses). . . . .       7.5         --           7.5
                                              ---------   --------     ---------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs -- per
 consolidated financial statements. . . . . .     (20.4)      (0.4)        (20.8)
Less income tax effect. . . . . . . . . . . .       7.5        0.2           7.7
                                              ---------   --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income. . . . $   (12.9)  $   (0.2)    $   (13.1)
                                              =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9 -- SEGMENT INFORMATION -- (CONTINUED)

                                                             ASSET
YEAR ENDED DECEMBER 31, 2001                   PROTECTION  GATHERING   CONSOLIDATED
---------------------------------------------  ----------  ---------  --------------
                                                          (IN MILLIONS)
REVENUES:
Revenues from external customers. . . . . . .  $  385.1    $   64.4     $   449.5
Net investment income . . . . . . . . . . . .     229.2        (2.2)        227.0
                                               --------    --------     ---------
Segment revenues. . . . . . . . . . . . . . .  $  614.3    $   62.2     $   676.5
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . . . .      (9.0)         --          (9.0)
                                               --------    --------     ---------
Revenues. . . . . . . . . . . . . . . . . . .  $  605.3    $   62.2     $   667.5
                                               ========    ========     =========
NET INCOME:
Segment after-tax operating income. . . . . .  $  130.0    $   22.2     $   152.2
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . . . .      (5.6)         --          (5.6)
Surplus tax . . . . . . . . . . . . . . . . .       9.1          --           9.1
Class action lawsuit. . . . . . . . . . . . .      (9.2)         --          (9.2)
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . . . . .      (1.6)         --          (1.6)
                                               --------    --------     ---------
Net income. . . . . . . . . . . . . . . . . .  $  122.7    $   22.2     $   144.9
                                               ========    ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . . . . .  $    2.7          --     $     2.7
Carrying value of investments accounted
 for by the equity method . . . . . . . . . .      27.7          --          27.7
Amortization of deferred policy
 acquisition costs. . . . . . . . . . . . . .      46.6    $   20.5          67.1
Income tax expense. . . . . . . . . . . . . .      54.8         7.4          62.2
Segment assets. . . . . . . . . . . . . . . .  $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . . . .  $  (10.5)         --     $   (10.5)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses). . . . .       1.5          --           1.5
                                               --------    --------     ---------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs -- per
 consolidated financial statements. . . . . .      (9.0)         --          (9.0)
Less income tax effect. . . . . . . . . . . .       3.4          --           3.4
                                               --------    --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income. . . .  $   (5.6)         --     $    (5.6)
                                               ========    ========     =========

The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

NOTE 10 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments:

  The fair value for equity securities is based on quoted market prices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10 -- FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying values for policy loans, short-term investments, and cash and cash equivalents approximates their respective fair values.

  The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the outstanding commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:

                                                    DECEMBER 31,
                                       ----------------------------------------
                                              2003                2002
                                       ------------------  --------------------
                                       CARRYING    FAIR    CARRYING     FAIR
                                        VALUE     VALUE     VALUE      VALUE
                                       --------  --------  --------  ----------
                                                   (IN MILLIONS)
ASSETS:
Fixed maturities:
 Held-to-maturity. . . . . . . . . .   $   78.7  $   78.8  $   83.8   $   83.3
 Available-for-sale. . . . . . . . .    3,786.9   3,786.9   3,011.3    3,011.3
Equity securities:
 Available-for-sale. . . . . . . . .       41.7      41.7      11.9       11.9
Mortgage loans on real estate. . . .      883.0     943.4     668.4      718.8
Policy loans . . . . . . . . . . . .      370.9     370.9     359.4      359.4
Short-term investments . . . . . . .       10.1      10.1       0.1        0.1
Cash and cash equivalents. . . . . .       67.7      67.7     202.9      202.9
Derivatives:
 Interest rate swap agreements . . .        4.4       4.4       3.7        3.7
 Interest rate cap agreements. . . .        1.1       1.1       1.4        1.4
 Interest rate floor agreements. . .       12.6      12.6      14.2       14.2
 Equity collar agreements. . . . . .        0.1       0.1       0.3        0.3
LIABILITIES:
Fixed rate deferred and immediate
 annuities . . . . . . . . . . . . .   $  276.6  $  281.1  $  203.6   $  186.7
Derivatives:
 Interest rate swap agreements . . .       54.8      54.8      59.0       59.0
Commitments. . . . . . . . . . . . .         --     229.7        --       93.3

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11 -- VALUE OF BUSINESS ACQUIRED

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.

                                                                                ACCUMULATED
                                                             GROSS CARRYING    AMORTIZATION       NET CARRYING
                                                                AMOUNT       AND OTHER CHANGES      AMOUNT
                                                            ---------------  -----------------  ---------------
                                                                              (IN MILLIONS)
DECEMBER 31, 2003
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . .        $25.0            $(22.7)            $2.3
DECEMBER 31, 2002
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . .         25.0             (19.0)             6.0

                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                  ------------------------------------
                                                     2003        2002         2001
                                                  ----------  ----------  ------------
                                                             (IN MILLIONS)
AGGREGATE AMORTIZATION EXPENSE
VOBA amortization, net of tax of $0.3
 million,  $0.4 million and $0.6 million. . . . .    $0.6        $0.7         $1.0

                                                                                   TAX EFFECT     NET EXPENSE
                                                                                  -------------  -------------
ESTIMATED FUTURE AGGREGATE AMORTIZATION EXPENSE FOR THE YEARS ENDED DECEMBER 31,        (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2005. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2006. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2007. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2008. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11 -- VALUE OF BUSINESS ACQUIRED -- (CONTINUED)

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                     (IN MILLIONS)
VOBA balance at January 1, 2002 . . . .     $ 7.2         --         $ 7.2
Amortization and other changes during
 2002:
 Amortization . . . . . . . . . . . . .      (1.1)        --          (1.1)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (0.1)        --          (0.1)
                                            -----         --         -----
VOBA balance at December 31, 2002 . . .     $ 6.0         --         $ 6.0
                                            =====         ==         =====

                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                     (IN MILLIONS)
VOBA balance at January 1, 2003 . . . .     $ 6.0         --         $ 6.0
Amortization and other changes during
 2003:
Amortization. . . . . . . . . . . . . .      (0.9)        --          (0.9)
Adjustment to unrealized gains on
 securities available-for-sale. . . . .      (2.8)        --          (2.8)
                                            -----         --         -----
VOBA balance at December 31, 2003 . . .     $ 2.3         --         $ 2.3
                                            =====         ==         =====

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Policyholders of
John Hancock Variable Life Account V of
 John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account V (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, Emerging Markets Equity, International Equity Index, Small Cap Growth, Overseas Equity (formerly, Global Balanced), Earnings Growth (formerly, Multi Cap Growth), Large Cap Value, Fundamental Value, Money Market, Small/Mid-Cap Growth, Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Emerging Growth (formerly, Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, and Frontier Capital Appreciation Subaccounts) as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account V at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2003


                                                                       EMERGING
                                             LARGE CAP      ACTIVE      MARKETS    INTERNATIONAL    SMALL CAP
                                               GROWTH        BOND        EQUITY    EQUITY INDEX      GROWTH
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                            ------------  -----------  ----------  -------------  -------------
ASSETS
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value . . . . . . . . . . . . . . .    $150,027,384  $90,025,003  $9,123,071   $36,649,010    $19,652,176
 Outside Trust, at value . . . . . . . .              --           --          --            --             --
                                            ------------  -----------  ----------   -----------    -----------
Total Assets . . . . . . . . . . . . . .    $150,027,384  $90,025,003  $9,123,071   $36,649,010    $19,652,176
                                            ============  ===========  ==========   ===========    ===========
NET ASSETS:
Contracts in accumulation. . . . . . . .    $150,027,384  $90,025,003  $9,123,071   $36,649,010    $19,652,176
                                            ------------  -----------  ----------   -----------    -----------
Total net assets . . . . . . . . . . . .    $150,027,384  $90,025,003  $9,123,071   $36,649,010    $19,652,176
                                            ============  ===========  ==========   ===========    ===========
Units outstanding. . . . . . . . . . . .       3,141,272    2,871,330     864,987     1,719,160      1,508,427
                                            ============  ===========  ==========   ===========    ===========
Unit value (in accumulation) . . . . . .    $      47.76  $     31.35  $    10.55   $     21.32    $     13.03
                                            ============  ===========  ==========   ===========    ===========



                                             OVERSEAS    EARNINGS     LARGE CAP   FUNDAMENTAL      MONEY
                                              EQUITY      GROWTH        VALUE        VALUE        MARKET
                                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                            ----------  -----------  -----------  -----------  -------------
ASSETS
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value . . . . . . . . . . . . . . .    $2,129,548  $26,318,760  $38,193,838  $19,501,506   $40,474,402
 Outside Trust, at value . . . . . . . .            --           --           --           --            --
                                            ----------  -----------  -----------  -----------   -----------
Total Assets . . . . . . . . . . . . . .    $2,129,548  $26,318,760  $38,193,838  $19,501,506   $40,474,402
                                            ==========  ===========  ===========  ===========   ===========
NET ASSETS:
Contracts in accumulation. . . . . . . .    $2,129,548  $26,318,760  $38,193,838  $19,501,506   $40,474,402
                                            ----------  -----------  -----------  -----------   -----------
Total net assets . . . . . . . . . . . .    $2,129,548  $26,318,760  $38,193,838  $19,501,506   $40,474,402
                                            ==========  ===========  ===========  ===========   ===========
Units outstanding. . . . . . . . . . . .       147,277    2,218,899    1,943,180    1,129,497     2,024,123
                                            ==========  ===========  ===========  ===========   ===========
Unit value (in accumulation) . . . . . .    $    14.46  $     11.86  $     19.66  $     17.27   $     20.00
                                            ==========  ===========  ===========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 2003


                                           SMALL/MID      BOND     SMALL/MID   REAL ESTATE     GROWTH &
                                          CAP GROWTH     INDEX      CAP CORE     EQUITY         INCOME
                                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                                          -----------  ----------  ----------  -----------  --------------
ASSETS
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value . . . . . . . . . . . . . . .  $50,818,723  $9,387,147  $8,388,920  $52,568,849   $332,377,882
 Outside Trust, at value . . . . . . . .           --          --          --           --             --
                                          -----------  ----------  ----------  -----------   ------------
Total Assets . . . . . . . . . . . . . .  $50,818,723  $9,387,147  $8,388,920  $52,568,849   $332,377,882
                                          ===========  ==========  ==========  ===========   ============
NET ASSETS:
Contracts in accumulation. . . . . . . .  $50,818,723  $9,387,147  $8,388,920  $52,568,849   $332,377,882
                                          -----------  ----------  ----------  -----------   ------------
Total net assets . . . . . . . . . . . .  $50,818,723  $9,387,147  $8,388,920  $52,568,849   $332,377,882
                                          ===========  ==========  ==========  ===========   ============
Units outstanding. . . . . . . . . . . .    2,019,978     677,473     616,561    1,253,168      7,028,375
                                          ===========  ==========  ==========  ===========   ============
Unit value (in accumulation) . . . . . .  $     25.16  $    13.86  $    13.61  $     41.95   $      47.29
                                          ===========  ==========  ==========  ===========   ============



                                                        SHORT-TERM      SMALL CAP     INTERNATIONAL     EQUITY
                                            MANAGED        BOND      EMERGING GROWTH  OPPORTUNITIES      INDEX
                                           SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                          ------------  -----------  ---------------  -------------  -------------
ASSETS
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value . . . . . . . . . . . . . . .  $297,142,527  $27,156,280    $12,397,084     $13,604,919    $37,385,987
 Outside Trust, at value . . . . . . . .            --           --             --              --             --
                                          ------------  -----------    -----------     -----------    -----------
Total Assets . . . . . . . . . . . . . .  $297,142,527  $27,156,280    $12,397,084     $13,604,919    $37,385,987
                                          ============  ===========    ===========     ===========    ===========
NET ASSETS:
Contracts in accumulation. . . . . . . .  $297,142,527  $27,156,280    $12,397,084     $13,604,919    $37,385,987
                                          ------------  -----------    -----------     -----------    -----------
Total net assets . . . . . . . . . . . .  $297,142,527  $27,156,280    $12,397,084     $13,604,919    $37,385,987
                                          ============  ===========    ===========     ===========    ===========
Units outstanding. . . . . . . . . . . .     7,648,844    1,689,679      1,100,778       1,177,382      2,079,314
                                          ============  ===========    ===========     ===========    ===========
Unit value (in accumulation) . . . . . .  $      38.85  $     16.07    $     11.26     $     11.56    $     17.98
                                          ============  ===========    ===========     ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 2003


                                                                    TURNER       BRANDES        FRONTIER
                                          HIGH YIELD    GLOBAL       CORE     INTERNATIONAL     CAPITAL
                                             BOND        BOND       GROWTH       EQUITY       APPRECIATION
                                          SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                          ----------  ----------  ----------  -------------  --------------
ASSETS
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value . . . . . . . . . . . . . . .  $2,938,340  $6,222,483  $       --   $        --     $       --
 Outside Trust, at value . . . . . . . .          --          --   6,412,544    11,205,564      4,291,313
                                          ----------  ----------  ----------   -----------     ----------
Total Assets . . . . . . . . . . . . . .  $2,938,340  $6,222,483  $6,412,544   $11,205,564     $4,291,313
                                          ==========  ==========  ==========   ===========     ==========
NET ASSETS:
Contracts in accumulation. . . . . . . .  $2,938,340  $6,222,483  $6,412,544   $11,205,564     $4,291,313
                                          ----------  ----------  ----------   -----------     ----------
Total net assets . . . . . . . . . . . .  $2,938,340  $6,222,483  $6,412,544   $11,205,564     $4,291,313
                                          ==========  ==========  ==========   ===========     ==========
Units outstanding. . . . . . . . . . . .     294,090     344,786     371,677       586,008        167,703
                                          ==========  ==========  ==========   ===========     ==========
Unit value (in accumulation) . . . . . .  $     9.99  $    18.05  $    17.25   $     19.12     $    25.59
                                          ==========  ==========  ==========   ===========     ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                            STATEMENT OF OPERATIONS

                               DECEMBER 31, 2003


                                                                        EMERGING
                                           LARGE CAP       ACTIVE       MARKETS    INTERNATIONAL    SMALL CAP
                                             GROWTH         BOND         EQUITY    EQUITY INDEX      GROWTH
                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                          -------------  ------------  ----------  -------------  --------------
Investment Income:
Distributions received from the net
 investment income of the
 underlying portfolio. . . . . . . . . .  $    687,927   $ 4,048,635   $  126,148  $   758,847     $        --
                                          ------------   -----------   ----------  -----------     -----------
Total Investment Income. . . . . . . . .       687,927     4,048,635      126,148      758,847              --
Expenses:
 Mortality & expense risk. . . . . . . .       797,967       553,529       42,640      176,008         102,240
                                          ------------   -----------   ----------  -----------     -----------
Net investment income (loss) . . . . . .      (110,040)    3,495,106       83,508      582,839        (102,240)
Realized gain (loss) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . . .   (16,183,099)      753,503      184,336   (1,820,942)     (5,391,970)
 Distributions received from
  realized capital gains of the
  underlying portfolio . . . . . . . . .       201,120     2,234,358      332,333      226,098         267,065
                                          ------------   -----------   ----------  -----------     -----------
Realized gains (losses). . . . . . . . .   (15,981,979)    2,987,861      516,669   (1,594,844)     (5,124,905)
Change in unrealized appreciation
 (depreciation) during the year. . . . .    46,121,806    (1,254,588)   2,758,459   11,721,912       9,415,675
                                          ------------   -----------   ----------  -----------     -----------
Net increase in net assets resulting
 from operations . . . . . . . . . . . .  $ 30,029,787   $ 5,228,379   $3,358,636  $10,709,907     $ 4,188,530
                                          ============   ===========   ==========  ===========     ===========


                                           OVERSEAS     EARNINGS      LARGE CAP   FUNDAMENTAL      MONEY
                                            EQUITY       GROWTH         VALUE        VALUE         MARKET
                                          SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                          ----------  -------------  -----------  ------------  ------------
Investment Income:
Distributions received from the net
 investment income of the
 underlying portfolio. . . . . . . . . .  $ 70,304    $     14,404   $  641,624   $   245,346     $431,898
                                          --------    ------------   ----------   -----------     --------
Total Investment Income. . . . . . . . .    70,304          14,404      641,624       245,346      431,898
Expenses:
 Mortality & expense risk. . . . . . . .     9,748         139,502      200,381       103,943      272,433
                                          --------    ------------   ----------   -----------     --------
Net investment income (loss) . . . . . .    60,556        (125,098)     441,243       141,403      159,465
Realized gain (loss)
 on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . . .   (89,210)    (14,569,688)    (490,210)   (1,370,686)          --
 Distributions received from
  realized capital gains of the
  underlying portfolio . . . . . . . . .    44,700         407,333      536,904        18,715           --
                                          --------    ------------   ----------   -----------     --------
Realized gains (losses). . . . . . . . .   (44,510)    (14,162,355)      46,694    (1,351,971)          --
Change in unrealized appreciation
 (depreciation) during the year. . . . .   542,476      19,390,509    7,239,621     5,175,958           --
                                          --------    ------------   ----------   -----------     --------
Net increase in net assets resulting
 from operations . . . . . . . . . . . .  $558,522    $  5,103,056   $7,727,558   $ 3,965,390     $159,465
                                          ========    ============   ==========   ===========     ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 2003


                                           SMALL/MID       BOND      SMALL/MID   REAL ESTATE      GROWTH &
                                          CAP GROWTH      INDEX      CAP CORE       EQUITY         INCOME
                                          SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                          ------------  ----------  -----------  ------------  ---------------
Investment Income:
Distributions received from the net
 investment income of the
 underlying portfolio. . . . . . . . . .  $        --   $ 478,181   $   30,529   $ 2,187,453    $  2,957,211
                                          -----------   ---------   ----------   -----------    ------------
Total Investment Income. . . . . . . . .           --     478,181       30,529     2,187,453       2,957,211
Expenses:
 Mortality & expense risk. . . . . . . .      249,002      60,812       39,354       274,746       1,783,214
                                          -----------   ---------   ----------   -----------    ------------
Net investment income (loss) . . . . . .     (249,002)    417,369       (8,825)    1,912,707       1,173,997
Realized gain (loss) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . . .   (1,723,642)    164,549      151,635      (517,918)    (29,094,951)
 Distributions received from
  realized capital gains of the
  underlying portfolio . . . . . . . . .    3,287,072      41,510      721,408     1,482,018       1,580,830
                                          -----------   ---------   ----------   -----------    ------------
Realized gains (losses). . . . . . . . .    1,563,430     206,059      873,043       964,100     (27,514,121)
Change in unrealized appreciation
 (depreciation) during the year. . . . .   14,625,973    (325,039)   1,705,566    11,456,694      90,508,578
                                          -----------   ---------   ----------   -----------    ------------
Net increase in net assets resulting
 from operations . . . . . . . . . . . .  $15,940,401   $ 298,389   $2,569,784   $14,333,501    $ 64,168,454
                                          ===========   =========   ==========   ===========    ============


                                                        SHORT-TERM      SMALL CAP     INTERNATIONAL     EQUITY
                                            MANAGED        BOND      EMERGING GROWTH  OPPORTUNITIES      INDEX
                                          SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                          ------------  -----------  ---------------  -------------  --------------
Investment Income:
Distributions received from the net
 investment income of the
 underlying portfolio. . . . . . . . . .  $ 9,042,922   $1,079,966    $    11,200     $   180,083     $   807,547
                                          -----------   ----------    -----------     -----------     -----------
Total Investment Income. . . . . . . . .    9,042,922    1,079,966         11,200         180,083         807,547
Expenses:
 Mortality & expense risk. . . . . . . .    1,659,655      179,949         60,973          70,293         193,194
                                          -----------   ----------    -----------     -----------     -----------
Net investment income (loss) . . . . . .    7,383,267      900,017        (49,773)        109,790         614,353
Realized gain (loss) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . . .   (4,973,047)     524,557     (1,038,441)     (1,597,657)     (5,102,631)
 Distributions received from
  realized capital gains of the
  underlying portfolio . . . . . . . . .    1,243,214           --      1,626,831              --         180,669
                                          -----------   ----------    -----------     -----------     -----------
Realized gains (losses). . . . . . . . .   (3,729,833)     524,557        588,390      (1,597,657)     (4,921,962)
Change in unrealized appreciation
 (depreciation) during the year. . . . .   43,290,053     (762,223)     3,477,196       4,915,776      12,398,819
                                          -----------   ----------    -----------     -----------     -----------
Net increase in net assets resulting
 from operations . . . . . . . . . . . .  $46,943,487   $  662,351    $ 4,015,813     $ 3,427,909     $ 8,091,210
                                          ===========   ==========    ===========     ===========     ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 2003





                                                                      TURNER         BRANDES        FRONTIER
                                            HIGH YIELD    GLOBAL       CORE       INTERNATIONAL     CAPITAL
                                               BOND        BOND       GROWTH         EQUITY       APPRECIATION
                                            SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                            ----------  ----------  ------------  -------------  --------------
Investment Income:
Distributions received from the net
 investment income of the
 underlying portfolio. . . . . . . . . .    $188,097     $309,629   $    12,553   $   102,799     $       --
                                            --------     --------   -----------   -----------     ----------
Total Investment Income. . . . . . . . .     188,097      309,629        12,553       102,799             --
Expenses:
 Mortality & expense risk. . . . . . . .      16,589       35,750        35,574        56,869         35,487
                                            --------     --------   -----------   -----------     ----------
Net investment income (loss) . . . . . .     171,508      273,879       (23,021)       45,930        (35,487)
Realized gain (loss) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . . .     (77,176)     228,624    (1,313,168)   (2,966,730)      (762,483)
 Distributions received from
  realized capital gains of the
  underlying portfolio . . . . . . . . .       7,534      108,230            --            --             --
                                            --------     --------   -----------   -----------     ----------
Realized gains (losses). . . . . . . . .     (69,642)     336,854    (1,313,168)   (2,966,730)      (762,483)
Change in unrealized appreciation
 (depreciation) during the year. . . . .     308,762      200,418     2,743,056     5,912,343      3,388,348
                                            --------     --------   -----------   -----------     ----------
Net increase in net assets resulting
 from operations . . . . . . . . . . . .    $410,628     $811,151   $ 1,406,867   $ 2,991,543     $2,590,378
                                            ========     ========   ===========   ===========     ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                       STATEMENT OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,


                                               LARGE CAP GROWTH                 ACTIVE BOND
                                                  SUBACCOUNT                    SUBACCOUNT
                                          ---------------------------   ------------------------------
                                              2003           2002           2003            2002
                                          -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . . .  $   (110,040)  $   (436,949)  $  3,495,106    $  4,438,271
 Realized gains (losses) . . . . . . . .   (15,981,979)   (27,079,185)     2,987,861        (375,310)
 Change in unrealized appreciation
  (depreciation) during the year . . . .    46,121,806    (30,423,760)    (1,254,588)      1,729,020
                                          ------------   ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from operations. . . .    30,029,787    (57,939,894)     5,228,379       5,791,981
                                          ------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers to policy loans. . . . . . .    22,084,773     27,453,255     11,241,125      13,825,769
 Transfers to policyholders for
  benefits, terminations and policy
  loans. . . . . . . . . . . . . . . . .   (25,267,693)   (50,129,502)   (18,318,421)    (17,888,085)
                                          ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions. . .    (3,182,920)   (22,676,247)    (7,077,296)     (4,062,316)
                                          ------------   ------------   ------------    ------------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . . . . .    26,846,867    (80,616,141)    (1,848,917)      1,729,665
Net assets at the beginning of the
 year. . . . . . . . . . . . . . . . . .   123,180,517    203,796,658     91,873,920      90,144,255
                                          ------------   ------------   ------------    ------------
Net assets at the end of the year. . . .  $150,027,384   $123,180,517   $ 90,025,003    $ 91,873,920
                                          ============   ============   ============    ============


                                           EMERGING MARKETS EQUITY    INTERNATIONAL EQUITY INDEX
                                                 SUBACCOUNT                   SUBACCOUNT
                                          -------------------------   ------------------------------
                                             2003          2002           2003            2002
                                          ------------  ------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . . .  $    83,508   $   (21,503)  $   582,839     $   359,644
 Realized gains (losses) . . . . . . . .      516,669      (637,524)   (1,594,844)     (2,616,007)
 Change in unrealized appreciation
  (depreciation) during the year . . . .    2,758,459       171,451    11,721,912      (2,552,876)
                                          -----------   -----------   -----------     -----------
Net increase (decrease) in net
 assets resulting from operations. . . .    3,358,636      (487,576)   10,709,907      (4,809,239)
                                          -----------   -----------   -----------     -----------
Policy transactions:
 Net premiums from policyholders and
  transfers to policy loans. . . . . . .    2,144,377     2,442,862     5,653,841       5,572,100
 Transfers to policyholders for
  benefits, terminations and policy
  loans. . . . . . . . . . . . . . . . .   (2,375,189)   (1,531,197)   (5,800,670)     (7,820,807)
                                          -----------   -----------   -----------     -----------
Net increase (decrease) in net assets
 resulting from policy transactions. . .     (230,812)      911,665      (146,829)     (2,248,707)
                                          -----------   -----------   -----------     -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . . . . .    3,127,824       424,089    10,563,078      (7,057,946)
Net assets at the beginning of the
 year. . . . . . . . . . . . . . . . . .    5,995,247     5,571,158    26,085,932      33,143,878
                                          -----------   -----------   -----------     -----------
Net assets at the end of the year. . . .  $ 9,123,071   $ 5,995,247   $36,649,010     $26,085,932
                                          ===========   ===========   ===========     ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                        FOR THE YEARS ENDED DECEMBER 31,

                                  SMALL CAP GROWTH             OVERSEAS EQUITY
                                     SUBACCOUNT                  SUBACCOUNT
                              -------------------------   -------------------------
                                 2003          2002          2003          2002
                              ------------  -----------   -----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss) . . . . . . . . . .  $  (102,240)  $  (110,423)  $   60,556    $    9,746
 Realized gains
  (losses) . . . . . . . . .   (5,124,905)   (4,101,725)     (44,510)      (73,700)
 Change in unrealized
  appreciation
  (depreciation) during
  the year . . . . . . . . .    9,415,675    (2,724,769)     542,476       (39,361)
                              -----------   -----------   ----------    ----------
Net increase (decrease)
 in net assets resulting
 from operations . . . . . .    4,188,530    (6,936,917)     558,522      (103,315)
                              -----------   -----------   ----------    ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans. . . . . . . . . . .    4,613,335     6,110,712      560,247       353,369
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans . . . . .   (4,909,004)   (5,845,938)    (449,135)     (202,523)
                              -----------   -----------   ----------    ----------
Net increase (decrease)
 in net assets resulting
 from policy transactions. .     (295,669)      264,774      111,112       150,846
                              -----------   -----------   ----------    ----------
Total increase
 (decrease) in net
 assets. . . . . . . . . . .    3,892,861    (6,672,143)     669,634        47,531
Net assets at the
 beginning of the year . . .   15,759,315    22,431,458    1,459,914     1,412,383
                              -----------   -----------   ----------    ----------
Net assets at the end of
 the year . . . . . . .  . .  $19,652,176   $15,759,315   $2,129,548    $1,459,914
                              ===========   ===========   ==========    ==========

                                  EARNINGS GROWTH              LARGE CAP VALUE
                                    SUBACCOUNT                   SUBACCOUNT
                            ---------------------------   ---------------------------
                                2003           2002          2003            2002
                            -------------  ------------   ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . .   $   (125,098)  $   (146,327)  $   441,243    $   767,721
 Realized gains
  (losses). . . . . . . .    (14,162,355)   (15,969,580)       46,694       (630,856)
 Change in unrealized
  appreciation
  (depreciation) during
  the year. . . . . . . .     19,390,509      5,813,992     7,239,621     (4,457,805)
                            ------------   ------------   -----------    -----------
Net increase
 (decrease) in net assets
 resulting from
 operations . . . . . . .      5,103,056    (10,301,915)    7,727,558     (4,320,940)
                            ------------   ------------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . .      7,479,069      8,532,623     8,226,753     11,678,578
 Transfers to
  policyholders for
  benefits,
  terminations and
  policy loans. . . . . .     (7,381,219)    (8,795,835)   (9,278,835)    (8,513,255)
                            ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . .         97,850       (263,212)   (1,052,082)     3,165,323
                            ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . . .      5,200,906    (10,565,127)    6,675,476     (1,155,617)
Net assets at the
 beginning of the year. .     21,117,854     31,682,981    31,518,362     32,673,979
                            ------------   ------------   -----------    -----------
Net assets at the end of
 the year . . . . . . . .   $ 26,318,760   $ 21,117,854   $38,193,838    $31,518,362
                            ============   ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                        FOR THE YEARS ENDED DECEMBER 31,

                                FUNDAMENTAL VALUE               MONEY MARKET
                                   SUBACCOUNT                    SUBACCOUNT
                            -------------------------   ----------------------------
                               2003          2002           2003            2002
                            ------------  -----------   -------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income      $   141,403   $   143,957   $    159,465    $    322,734
 Realized (losses). . . .    (1,351,971)   (1,001,003)            --              --
 Change in unrealized
  appreciation
  (depreciation) during
  the year. . . . . . . .     5,175,958    (3,848,176)            --              --
                            -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .     3,965,390    (4,705,222)       159,465         322,734
                            -----------   -----------   ------------    ------------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . .     3,257,957     3,934,189     19,190,595      33,121,715
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . .    (6,577,732)   (4,714,688)   (24,916,546)    (18,914,668)
                            -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions . .     (3,319,775)     (780,499)    (5,725,951)     14,207,047
                            -----------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . .       645,615    (5,485,721)    (5,566,486)     14,529,781
Net assets at the
 beginning of the year. .    18,855,891    24,341,612     46,040,888      31,511,107
                            -----------   -----------   ------------    ------------
Net assets at the end of
 the year . . . . . . . .   $19,501,506   $18,855,891   $ 40,474,402    $ 46,040,888
                            ===========   ===========   ============    ============

                               SMALL/MID CAP GROWTH              BOND INDEX
                                    SUBACCOUNT                   SUBACCOUNT
                            ---------------------------   --------------------------
                                2003           2002          2003            2002
                            -------------  -------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . .   $   (249,002)  $    204,585   $   417,369    $   366,090
 Realized gains
  (losses). . . . . . . .      1,563,430     (1,704,497)      206,059         49,736
 Change in unrealized
  appreciation
  (depreciation) during
  the year. . . . . . . .     14,625,973     (8,064,433)     (325,039)       231,233
                            ------------   ------------   -----------    -----------
Net increase
 (decrease) in net assets
 resulting from
 operations . . . . . . .     15,940,401     (9,564,345)      298,389        647,059
                            ------------   ------------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . .     11,089,007      8,888,098     4,868,638      5,815,158
 Transfers to
  policyholders for
  benefits,
  terminations and
  policy loans. . . . . .    (11,934,773)    (9,679,397)   (5,330,385)    (2,550,367)
                            ------------   ------------   -----------    -----------
Net increase
 (decrease) in net assets
 resulting from policy
 transactions . . . . . .       (845,766)      (791,299)     (461,747)     3,264,791
                            ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . . .     15,094,635    (10,355,644)     (163,358)     3,911,850
Net assets at the
 beginning of the year. .     35,724,088     46,079,732     9,550,505      5,638,655
                            ------------   ------------   -----------    -----------
Net assets at the end of
 the year . . . . . . . .   $ 50,818,723   $ 35,724,088   $ 9,387,147    $ 9,550,505
                            ============   ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                        FOR THE YEARS ENDED DECEMBER 31,

                               SMALL/MID CAP CORE          REAL ESTATE EQUITY
                                   SUBACCOUNT                  SUBACCOUNT
                            -------------------------   --------------------------
                               2003          2002           2003          2002
                            -----------  ------------   ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . .   $    (8,825)  $    (3,516)  $ 1,912,707    $ 2,717,446
 Realized gains
  (losses). . . . . . . .       873,043       (63,095)      964,100       (389,262)
 Change in unrealized
  appreciation
  (depreciation) during
  the year. . . . . . . .     1,705,566      (846,547)   11,456,694     (2,225,867)
                            -----------   -----------   -----------    -----------
Net increase
 (decrease) in net assets
 resulting from
 operations . . . . . . .     2,569,784      (913,158)   14,333,501        102,317
                            -----------   -----------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . .     2,780,020     3,571,922     6,110,743     10,428,473
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . .    (2,154,523)   (1,065,185)   (9,485,049)    (8,081,324)
                            -----------   -----------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . .       625,497     2,506,737    (3,374,306)     2,347,149
                            -----------   -----------   -----------    -----------
Total increase in net
 assets . . . . . . . . .     3,195,281     1,593,579    10,959,195      2,449,466
Net assets at the
 beginning of the year. .     5,193,639     3,600,060    41,609,654     39,160,188
                            -----------   -----------   -----------    -----------
Net assets at the end of
 the year . . . . . . . .   $ 8,388,920   $ 5,193,639   $52,568,849    $41,609,654
                            ===========   ===========   ===========    ===========

                                  GROWTH & INCOME                    MANAGED
                                     SUBACCOUNT                    SUBACCOUNT
                            ---------------------------    ---------------------------
                                2003           2002            2003            2002
                            -----------   -------------    -----------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income     $  1,173,997   $     427,399   $  7,383,267    $  3,491,816
 Realized (losses). . . .   (27,514,121)    (22,711,637)    (3,729,833)     (6,709,367)
 Change in unrealized
  appreciation
  (depreciation) during
  the year. . . . . . . .    90,508,578     (64,000,992)    43,290,053     (41,461,566)
                           ------------   -------------   ------------    ------------
Net increase
 (decrease) in net assets
 resulting from
 operations . . . . . . .    64,168,454     (86,285,230)    46,943,487     (44,679,117)
                           ------------   -------------   ------------    ------------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . .    45,995,702      50,087,057     34,937,568      37,605,043
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . .   (60,707,832)    (71,270,377)   (52,820,375)    (55,664,534)
                           ------------   -------------   ------------    ------------
Net (decrease) in net
 assets resulting from
 policy transactions. . .   (14,712,130)    (21,183,320)   (17,882,807)    (18,059,491)
                           ------------   -------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . .    49,456,324    (107,468,550)    29,060,680     (62,738,608)
Net assets at the
 beginning of the year. .   282,921,558     390,390,108    268,081,847     330,820,455
                           ------------   -------------   ------------    ------------
Net assets at the end of
 the year . . . . . . . .  $332,377,882   $ 282,921,558   $297,142,527    $268,081,847
                           ============   =============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                        FOR THE YEARS ENDED DECEMBER 31,

                                  SHORT-TERM BOND         SMALL CAP EMERGING GROWTH
                                     SUBACCOUNT                  SUBACCOUNT
                             --------------------------   --------------------------
                                 2003          2002          2003           2002
                             ------------  ------------   ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . .    $    900,017   $ 1,112,848   $   (49,773)   $   (46,370)
 Realized gains
  (losses). . . . . . . .         524,557        67,501       588,390     (1,175,135)
 Change in unrealized
  appreciation
  (depreciation) during
  the year. . . . . . . .        (762,223)      249,059     3,477,196     (2,589,072)
                             ------------   -----------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .         662,351     1,429,408     4,015,813     (3,810,577)
                             ------------   -----------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . .       7,534,734    14,404,404     3,604,974      3,470,103
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . .     (17,234,217)   (2,872,541)   (4,671,392)    (3,326,392)
                             ------------   -----------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . .      (9,699,483)   11,531,863    (1,066,418)       143,711
                             ------------   -----------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . . .      (9,037,132)   12,961,271     2,949,395     (3,666,866)
Net assets at the
 beginning of the year         36,193,412    23,232,141     9,447,689     13,114,555
                             ------------   -----------   -----------    -----------
Net assets at the end
 of the year. . . . . . .    $ 27,156,280   $36,193,412   $12,397,084    $ 9,447,689
                             ============   ===========   ===========    ===========

                             INTERNATIONAL OPPORTUNITIES          EQUITY INDEX
                                     SUBACCOUNT                    SUBACCOUNT
                             ----------------------------  ----------------------------
                                2003           2002           2003            2002
                             -------------  -------------  -------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income       $   109,790    $     7,947    $    614,353    $    307,989
 Realized (losses). . . .     (1,597,657)    (2,060,470)     (4,921,962)     (4,706,826)
 Change in unrealized
  appreciation
  (depreciation) during
  the year. . . . . . . .      4,915,776       (251,010)     12,398,819      (4,521,276)
                             -----------    -----------    ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .      3,427,909     (2,303,533)      8,091,210      (8,920,113)
                             -----------    -----------    ------------    ------------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . .      3,854,016      4,611,787      10,299,498      10,979,534
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . .     (4,843,310)    (3,407,679)    (11,256,717)    (11,181,681)
                             -----------    -----------    ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . .       (989,294)     1,204,108        (957,219)       (202,147)
                             -----------    -----------    ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . .      2,438,615     (1,099,425)      7,133,991      (9,122,260)
Net assets at the
 beginning of the year. .     11,166,304     12,265,729      30,251,996      39,374,256
                             -----------    -----------    ------------    ------------
Net assets at the end of
 the year . . . . . . . .    $13,604,919    $11,166,304    $ 37,385,987    $ 30,251,996
                             ===========    ===========    ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                        FOR THE YEARS ENDED DECEMBER 31,

                                HIGH YIELD BOND              GLOBAL BOND
                                  SUBACCOUNT                  SUBACCOUNT
                           -------------------------   -------------------------
                              2003          2002          2003           2002
                           ------------  -----------   ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income     $   171,508   $   273,846   $   273,879    $  179,306
 Realized gains
  (losses). . . . . . . .      (69,642)     (434,095)      336,854         6,413
 Change in unrealized
  appreciation
  (depreciation) during
  the year. . . . . . . .      308,762       (24,826)      200,418       319,406
                           -----------   -----------   -----------    ----------
Net increase
 (decrease) in net assets
 resulting from
 operations . . . . . . .      410,628      (185,075)      811,151       505,125
                           -----------   -----------   -----------    ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . .    1,811,969     1,390,844     3,677,087     2,921,140
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . .   (1,616,219)   (2,006,587)   (2,782,446)     (961,291)
                           -----------   -----------   -----------    ----------
Net increase
 (decrease) in net assets
 resulting from policy
 transactions . . . . . .      195,750      (615,743)      894,641     1,959,849
                           -----------   -----------   -----------    ----------
Total increase
 (decrease) in net
 assets . . . . . . . . .      606,378      (800,818)    1,705,792     2,464,974
Net assets at the
 beginning of the year. .    2,331,962     3,132,780     4,516,691     2,051,717
                           -----------   -----------   -----------    ----------
Net assets at the end of
 the year . . . . . . . .  $ 2,938,340   $ 2,331,962   $ 6,222,483    $4,516,691
                           ===========   ===========   ===========    ==========


                              TURNER CORE GROWTH       BRANDES INTERNATIONAL EQUITY
                                  SUBACCOUNT                    SUBACCOUNT
                           -------------------------   -----------------------------
                              2003          2002           2003              2002
                           ------------  -----------   -------------   -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . .  $   (23,021)  $   (34,330)   $    45,930      $   510,802
 Realized (losses). .       (1,313,168)     (348,030)    (2,966,730)        (335,760)
 Change in unrealized
  appreciation
  (depreciation) during
  the year. . . . . . . .    2,743,056    (2,568,374)     5,912,343       (2,459,723)
                           -----------   -----------    -----------      -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .    1,406,867    (2,950,734)     2,991,543       (2,284,681)
                           -----------   -----------    -----------      -----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . .    1,075,708     1,229,317      2,232,126        1,355,001
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . .   (3,995,496)   (1,110,581)    (6,454,982)      (2,097,835)
                           -----------   -----------    -----------      -----------
Net increase
 (decrease) in net assets
 resulting from policy
 transactions . . . . . .   (2,919,788)      118,736     (4,222,856)        (742,834)
                           -----------   -----------    -----------      -----------
Total (decrease) in net
 assets . . . . . . . . .   (1,512,921)   (2,831,998)    (1,231,313)      (3,027,515)
Net assets at the
 beginning of the year. .    7,925,465    10,757,463     12,436,877       15,464,392
                           -----------   -----------    -----------      -----------
Net assets at the end of
 the year . . . . . . . .  $ 6,412,544   $ 7,925,465    $11,205,564      $12,436,877
                           ===========   ===========    ===========      ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                        FOR THE YEARS ENDED DECEMBER 31,

                                               FRONTIER CAPITAL APPRECIATION
                                                        SUBACCOUNT
                                               -----------------------------
                                                   2003             2002
                                               --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment (loss) . . . . . . . . . . .    $   (35,487)     $   (45,731)
 Realized (losses) . . . . . . . . . . . . .       (762,483)        (858,393)
 Change in unrealized appreciation
  (depreciation) during the year . . . . . .      3,388,348       (1,362,199)
                                                -----------      -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      2,590,378       (2,266,323)
                                                -----------      -----------
Policy transactions:
 Net premiums from policyholders and
  transfers to policy loans. . . . . . . . .      1,328,281        1,171,950
 Transfers to policyholders for benefits,
  terminations and policy loans. . . . . . .     (6,266,168)      (1,039,934)
                                                -----------      -----------
Net increase (decrease) in net assets
 resulting from policy transactions. . . . .     (4,937,887)         132,016
                                                -----------      -----------
Total (decrease) in net assets . . . . . . .     (2,347,509)      (2,134,307)
Net assets at the beginning of the year. . .      6,638,822        8,773,129
                                                -----------      -----------
Net assets at the end of the year. . . . . .    $ 4,291,313      $ 6,638,822
                                                ===========      ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2003

1. ORGANIZATION

John Hancock Variable Life Account V (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds the Flex V1 and Flex V2 Policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-five sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust) and other Outside Investment Trusts (Outside Trusts). New sub-accounts may be added as new Portfolios are added to the Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The twenty-five Portfolios of the Trust and the Outside Trust which are currently available are the Active Bond, Bond Index, Earnings Growth (formerly Multi Cap Growth), Emerging Markets Equity, Equity Index, Fundamental Value, Global Bond, Growth & Income, High Yield Bond, International Equity Index, International Opportunities, Large Cap Growth, Large Cap Value, Managed, Money Market, Overseas Equity (formerly Global Balanced), Real Estate Equity, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), Small Cap Growth, Small/Mid Cap Growth and Small/Mid Cap CORE, M Fund Brandes International Equity, M Fund Frontier Capital Appreciation and M Fund Turner Core Growth Sub-accounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investment in shares of the Trust and the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 2003

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EXPENSES

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at a rate of .60% of net assets of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled policy transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders. There are no unsettled policy transactions at December 31, 2003.

3. TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4. DETAILS OF INVESTMENTS

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2003 were as follows:

SUBACCOUNT                                    SHARES OWNED      COST          VALUE
----------                                    ------------  ------------  --------------
Large Cap Growth . . . . . . . . . . . . . .   10,749,007   $222,051,665   $150,027,384
Active Bond. . . . . . . . . . . . . . . . .    9,338,505     87,958,806     90,025,003
Emerging Markets Equity. . . . . . . . . . .    1,024,559      6,803,640      9,123,071
International Equity Index . . . . . . . . .    2,651,993     38,636,547     36,649,010
Small Cap Growth . . . . . . . . . . . . . .    1,889,098     23,653,647     19,652,176
Overseas Equity. . . . . . . . . . . . . . .      204,308      1,904,889      2,129,548
Earnings Growth. . . . . . . . . . . . . . .    3,222,393     39,082,099     26,318,760
Large Cap Value. . . . . . . . . . . . . . .    2,640,897     35,513,195     38,193,838
Fundamental Value. . . . . . . . . . . . . .    1,769,575     18,024,191     19,501,506
Money Market . . . . . . . . . . . . . . . .   40,474,402     40,474,402     40,474,402
Small/Mid Cap Growth . . . . . . . . . . . .    3,372,249     45,410,528     50,818,723
Bond Index . . . . . . . . . . . . . . . . .      926,389      9,457,399      9,387,147
Small/Mid Cap CORE . . . . . . . . . . . . .      764,241      7,360,110      8,388,920
Real Estate Equity . . . . . . . . . . . . .    3,241,364     43,487,705     52,568,849
Growth & Income. . . . . . . . . . . . . . .   29,431,144    463,116,381    332,377,882

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 2003

4. DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                           SHARES OWNED      COST          VALUE
----------                           ------------  ------------  --------------
Managed. . . . . . . . . . . . . .    23,220,666   $332,187,305   $297,142,527
Short-Term Bond. . . . . . . . . .     2,679,491     27,293,441     27,156,280
Small Cap Emerging Growth. . . . .     1,529,877     11,869,506     12,397,084
International Opportunities. . . .     1,381,037     11,682,857     13,604,919
Equity Index . . . . . . . . . . .     2,635,753     37,811,031     37,385,987
High Yield Bond. . . . . . . . . .       457,805      2,824,802      2,938,340
Global Bond. . . . . . . . . . . .       519,937      5,850,152      6,222,483
Turner Core Growth . . . . . . . .       486,167      6,302,551      6,412,544
Brandes International Equity . . .       769,613      9,795,481     11,205,564
Frontier Capital Appreciation. . .       217,612      3,154,016      4,291,313

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust and the Outside Trusts during 2003 were as follows:

SUBACCOUNT                                            PURCHASES       SALES
----------                                            ----------  -------------
Large Cap Growth. . . . . . . . . . . . . . . . . .   13,681,044   $16,772,885
Active Bond . . . . . . . . . . . . . . . . . . . .   13,367,761    14,715,593
Emerging Markets Equity . . . . . . . . . . . . . .    2,092,763     1,907,734
International Equity Index. . . . . . . . . . . . .    4,652,025     3,989,917
Small Cap Growth. . . . . . . . . . . . . . . . . .    3,099,069     3,229,912
Overseas Equity . . . . . . . . . . . . . . . . . .      602,680       386,313
Earnings Growth . . . . . . . . . . . . . . . . . .    4,829,705     4,449,620
Large Cap Value . . . . . . . . . . . . . . . . . .    6,682,735     6,756,671
Fundamental Value . . . . . . . . . . . . . . . . .    2,472,327     5,631,983
Money Market. . . . . . . . . . . . . . . . . . . .   14,651,360    20,217,846
Small/Mid Cap Growth. . . . . . . . . . . . . . . .   11,118,057     8,925,753
Bond Index. . . . . . . . . . . . . . . . . . . . .    4,630,359     4,633,227
Small/Mid Cap CORE. . . . . . . . . . . . . . . . .    3,125,228     1,787,148
Real Estate Equity. . . . . . . . . . . . . . . . .    6,999,414     6,978,995
Growth & Income . . . . . . . . . . . . . . . . . .   28,738,222    40,695,524
Managed . . . . . . . . . . . . . . . . . . . . . .   26,164,236    35,420,562
Short-Term Bond . . . . . . . . . . . . . . . . . .    9,318,769    18,118,235
Small Cap Emerging Growth . . . . . . . . . . . . .    4,484,502     3,973,863
International Opportunities . . . . . . . . . . . .    3,393,477     4,272,983
Equity Index. . . . . . . . . . . . . . . . . . . .    8,553,615     8,715,811
High Yield Bond . . . . . . . . . . . . . . . . . .    1,852,204     1,477,412

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 2003

4. DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                             PURCHASES     SALES
----------                                             ---------  ------------
Global Bond. . . . . . . . . . . . . . . . . . . . .   3,222,717   $1,945,968
Turner Core Growth . . . . . . . . . . . . . . . . .   1,201,184    4,143,992
Brandes International Equity . . . . . . . . . . . .   2,428,418    6,605,344
Frontier Capital Appreciation. . . . . . . . . . . .     933,705    5,907,080

5. UNIT VALUES

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                     FOR THE YEARS AND PERIODS ENDED
                                                 AT DECEMBER 31,                              DECEMBER 31,
                                       ----------------------------------  ---------------------------------------------------
                                                     UNIT                       EXPENSES       INVESTMENT          TOTAL
                                       UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME          RETURN***
        SUBACCOUNT                     (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**     HIGHEST TO LOWEST
--------------------------------       ------  -----------------  --------  -----------------  -----------   -----------------
Large Cap Growth . . . . . . . .  2003  3,141        $47.76        $150,027        0.6%            0.52%            24.87%
                                  2002  3,221         39.53         123,181        0.6             0.32            (25.85)
                                  2001  3,823         53.31         203,797        0.6             0.18            (18.04)

Active Bond. . . . . . . . . . .  2003  2,871         31.35          90,025        0.6             4.39              5.84
                                  2002  3,101         29.45          91,874        0.6             5.22              5.97
                                  2001  3,244         27.79          90,144        0.6             7.57              6.84

Emerging Markets Equity. . . . .  2003    865         10.55           9,123        0.6             1.77             55.98
                                  2002    887          6.87           5,995        0.6             0.24             (5.76)
                                  2001    764          7.29           5,571        0.6             0.26             (4.33)

International Equity Index . . .  2003  1,719         21.32          36,649        0.6             2.58             41.14
                                  2002  1,727         15.36          26,086        0.6             1.80            (14.24)
                                  2001  1,850         17.91          33,144        0.6             2.18            (20.79)

Small Cap Growth . . . . . . . .  2003  1,508         13.03          19,652        0.6               --/a/          27.12
                                  2002  1,538         10.48          15,759        0.6               --/a/         (28.80)
                                  2001  1,524         14.72          22,431        0.6               --/a/         (13.11)

Overseas Equity. . . . . . . . .  2003    147         14.46           2,130        0.6             4.32             39.01
                                  2002    140         10.51           1,460        0.6             1.28             (5.91)
                                  2001    126         11.17           1,412        0.6             1.64             (6.99)

Earnings Growth. . . . . . . . .  2003  2,219         11.86          26,319        0.6             0.06             24.04
                                  2002  2,209          9.87          21,118        0.6               --/a/         (30.50)
                                  2001  2,227         14.23          31,683        0.6               --/a/         (37.29)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                              FOR THE YEARS AND PERIODS ENDED
                                          AT DECEMBER 31,                              DECEMBER 31,
                                -----------------------------------  --------------------------------------------------
                                              UNIT                       EXPENSES       INVESTMENT          TOTAL
                                UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME          RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**     HIGHEST TO LOWEST
------------------------        ------  -----------------  --------  -----------------  -----------  ------------------
Large Cap Value . . . .   2003  1,943        $19.66        $ 38,194        0.6%            1.92%            24.76%
                          2002  2,001         16.22          31,518        0.6             1.67            (11.22)
                          2001  1,788         18.27          32,674        0.6             1.88              0.66

Fundamental Value . . .   2003  1,129         17.27          19,502        0.6             1.41             27.93
                          2002  1,397         13.91          18,856        0.6             1.26            (15.39)
                          2001  1,468         16.44          24,342        0.6             0.28/b/         (27.22)

Money Market. . . . . .   2003  2,024         19.99          40,474        0.6             0.95              0.35
                          2002  2,311         19.93          46,041        0.6             1.45              0.91
                          2001  1,595         19.75          31,511        0.6             4.54              3.29

Small/Mid Cap Growth. .   2003  2,020         25.16          50,819        0.6             --/a/            45.99
                          2002  2,073         17.72          35,724        0.6             --/a/           (19.38)
                          2001  2,097         21.98          46,080        0.6             --/a/            22.45

Bond Index. . . . . . .   2003    677         13.86           9,387        0.6             4.72              2.98
                          2002    710         13.36           9,551        0.6             5.26              8.53
                          2001    458         12.31           5,639        0.6             7.32            (42.74)

Small/Mid Cap CORE. . .   2003    617         13.61           8,389        0.6             0.46             44.29
                          2002    551          9.65           5,194        0.6             0.53            (13.76)
                          2001    322         11.19           3,600        0.6             0.55             (2.61)

Real Estate Equity. . .   2003  1,253         41.95          52,569        0.6             4.77             36.08
                          2002  1,350         31.03          41,610        0.6             4.55              1.41
                          2001  1,279         30.60          39,160        0.6             5.30            173.46

Growth & Income . . . .   2003  7,028         47.29         332,378        0.6             0.99             23.61
                          2002  7,395         39.50         282,922        0.6             0.73            (20.14)
                          2001  7,893         49.46         390,390        0.6             0.64             69.91

Managed . . . . . . . .   2003  7,649         38.85         297,143        0.6             3.27             18.29
                          2002  8,163         33.47         268,082        0.6             1.78            (12.11)
                          2001  8,689         38.08         330,820        0.6             2.73            (35.29)

Short-Term Bond . . . .   2003  1,690         16.07          27,156        0.6             3.60              2.15
                          2002  2,300         15.70          36,193        0.6             4.38              4.81
                          2001  1,551         14.98          23,232        0.6             6.58            (62.01)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                             FOR THE YEARS AND PERIODS ENDED
                                         AT DECEMBER 31,                              DECEMBER 31,
                                ----------------------------------  -------------------------------------------------
                                              UNIT                      EXPENSES       INVESTMENT          TOTAL
                                UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME          RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST    RATIO**     HIGHEST TO LOWEST
-----------------------         ------  -----------------  -------  -----------------  -----------  ------------------
Small Cap Emerging
 Growth . . . . . . . .   2003  1,101        $ 11.26       $12,397        0.6%            0.11%            47.93%
                          2002  1,241           7.80         9,448        0.6             0.19            (26.90)
                          2001  1,229          10.67        13,115        0.6             0.10            (23.46)

International
 Opportunities. . . . .   2003  1,177          11.56        13,605        0.6             1.54             31.56
                          2002  1,271           8.92        11,166        0.6             1.39            (17.48)
                          2001  1,135          10.81        12,266        0.6             0.92             (3.05)

Equity Index. . . . . .   2003  2,079          17.98        37,386        0.6             2.50             27.66
                          2002  2,148          14.55        30,252        0.6             1.39            (20.23)
                          2001  2,159          18.24        39,374        0.6             1.58             32.65

High Yield Bond . . . .   2003    294           9.99         2,938        0.6             6.80             15.80
                          2002    270           8.63         2,332        0.6            10.06             (5.06)
                          2001    345           9.09         3,133        0.6            10.65            (56.38)

Global Bond . . . . . .   2003    345          18.05         6,222        0.6             5.19             15.21
                          2002    288          15.46         4,517        0.6             5.51             16.59
                          2001    155          13.26         2,052        0.6             2.22             48.16

Turner Core Growth. . .   2003    372          17.25         6,413        0.6             0.21             33.79
                          2002    615          13.38         7,925        0.6             0.23            (24.24)
                          2001    609          17.66        10,757        0.6             0.25             30.43

Brandes International
 Equity . . . . . . . .   2003    586          19.12        11,206        0.6             1.08             46.54
                          2002    953          13.30        12,437        0.6             1.22            (14.19)
                          2001    998          15.50        15,464        0.6             1.65            (33.33)

Frontier Capital
 Appreciation . . . . .   2003    168          25.59         4,291        0.6            --/a/             54.96
                          2002    402          16.97         6,639        0.6            --/a/            (23.66)
                          2001    396          22.23         8,773        0.6            --/a/             87.59

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                               DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a   Portfolio distributed no dividends during the period.

b.  From December 18, 2001 (inception of operations).

  In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.




                            JHVLICO SERVICING OFFICE
                            ------------------------

                    EXPRESS DELIVERY            MAIL DELIVERY
                    ----------------            -------------
                 529 Main Street (X-4)           P.O. Box 111
                 Charlestown, MA 02129         Boston, MA 02117

                         PHONE:                      FAX:
                         ------                      ----
                     1-800-732-5543             1-617-886-3048





  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.



Investment Company Act File No. 811-5290

                          SUPPLEMENT DATED MAY 1, 2004


                                       TO


                    PROSPECTUSES DATED MAY 1, 2004 AND LATER


                           __________________________


     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2004 and later for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Life," "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Medallion Executive Variable Life," "Medallion Executive Variable Life III," "Performance Executive Variable Life," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," "Variable Survivorship Universal Life," "Flex-V1" or "Flex-V2." We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through registered representatives affiliated with the M Financial Group.

                           __________________________




  THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2004 FOR THE M FUND, INC. THAT CONTAINS DETAILED INFORMATION ABOUT THE FUNDS. BE SURE TO READ
THAT PROSPECTUS BEFORE SELECTING ANY OF THE FOUR ADDITIONAL VARIABLE INVESTMENT
                                    OPTIONS.

                           __________________________





                       AMENDMENTS TO PRODUCT PROSPECTUSES




1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

------------------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                                       UNDERLYING FUNDMANAGED BY:
 ---------------------------                                       --------------------------
 EQUITY OPTIONS:
     Brandes International Equity...............................   Brandes Investment Partners, L.P.
     Business Opportunity Value.................................   Iridian Asset Management LLC
     Frontier Capital Appreciation..............................   Frontier Capital Management Company, LLC
     Turner Core Growth.........................................   Turner Investment Partners, Inc.
------------------------------------------------------------------------------------------------------------------

2. With respect to the Medallion Variable Universal Life Plus, Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II, Medallion Executive Variable Life, Medallion Executive Variable Life III, Performance Executive Variable Life, Variable Estate Protection, Variable Estate Protection Plus, Variable Estate Protection Edge, and Variable Estate Protection Plus Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                                        TOTAL FUND                     TOTAL FUND
                                                      DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                         INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                         MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
               FUND NAME                     FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 4):
------------------------------------------------------------------------------------------------------------------------------------
Brandes International Equity..........     0.72%           N/A             0.25%           0.97%          0.00%           0.97%
------------------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value............     0.65%           N/A             0.88%           1.53%          0.63%           0.90%
------------------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation.........     0.90%           N/A             0.21%           1.11%          0.00%           1.11%
------------------------------------------------------------------------------------------------------------------------------------
Turner Core Growth....................     0.45%           N/A             0.27%           0.72%          0.02%           0.70%
------------------------------------------------------------------------------------------------------------------------------------


(4) For the period from May 1, 2004 to April 30, 2005, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2003. Future fees and expenses may be different.

3. With respect to the Medallion Variable Life, Flex-V1 and Flex-V2 Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                                        TOTAL FUND                     TOTAL FUND
                                                      DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                         INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                         MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
               FUND NAME                     FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 2):
------------------------------------------------------------------------------------------------------------------------------------
Brandes International Equity..........     0.72%           N/A             0.25%           0.97%          0.00            0.97%
------------------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value............     0.65%           N/A             0.88%           1.53%          0.63            0.90%
------------------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation.........     0.90%           N/A             0.21%           1.11%          0.00            1.11%
------------------------------------------------------------------------------------------------------------------------------------
Turner Core Growth....................     0.45%           N/A             0.27%           0.72%          0.02            0.70%
------------------------------------------------------------------------------------------------------------------------------------


(2) For the period from May 1, 2004 to April 30, 2005, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2003. Future fees and expenses may be different.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Fund" or "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select one or more of the Brandes International Equity, Business Opportunity Value, Frontier Capital Appreciation or Turner Core Growth variable investment options, the assets of the subaccount(s) are invested in the corresponding investment option(s) of the M Fund, Inc. In this prospectus, the term 'Series Fund' includes M Fund, Inc., and the term 'funds' includes the investment options of M Fund, Inc."

                                                                VL M SUPP (5/04)

                           NOTICE TO EXISTING OWNERS
                           -------------------------



  Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract and the alteration of administrative procedures. Any such change may or may not apply to policies or
                                                ----------
contracts issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2004. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. You should consult your policy or contract to verify whether any particular provision applies to you. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.


Evergreen Sup 1 (4/04)

PART C: OTHER INFORMATION

Item 27. Exhibits

  (a) JHVLICO Board Resolution establishing the separate account is incorporated by reference from Post-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 33-79108, filed January 11, 1996.

  (b) Not Applicable

  (c)(i) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, is incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

  (ii) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

  (iii)   Schedule of sales commissions included in Exhibit 27(c)(i) above.

  (d) Form of flexible premium variable life insurance policy, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-55172, filed on June 27, 2001.

  (e) Form of application for policies, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-55172, filed on June 27, 2001.

  (f)(i) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

  (ii) JHVLICO By-laws are incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

  (g) Not Applicable

  (h)(i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

  (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

  (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Massachusetts Financial Services Company, is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

  (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

  (v) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company, is incorporated by reference from File 333-425, filed on Form S-6 on November 1, 2001.

  (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 4 to File No. 333-52128, filed on September 12, 2002.

  (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-52128, filed on December 23, 2002.

  (i) Not applicable.

  (j) Powers of Attorney for Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002. Powers of Attorney for Michael A. Bell and Dec Mullarkey, are incorporated by reference from Post-Effective Amendment No. 5 to File No. 333-76660, filed on October 11, 2002.

  (k) Opinion and consent of counsel as to securities being registered, incorporated by reference from Pre-Effective Amendment No. 1 to this File (File No. 333-425), filed on July 26, 1996.

  (l) Not applicable.

  (m) Not applicable.

  (n) Opinions of Counsel as to the eligibility of this post-effective amendment Pursuant to Rule 485(b), filed herewith.

  (n)(1)  Consent of Independent Auditors, filed herewith.

  (o) Not applicable.

  (p) Not applicable.

  (q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76662, filed April 19, 1996.

Item 28. Directors and Officers of the Depositor as of April 27, 2004

         DIRECTORS
         Michael A. Bell
         Michele G. Van Leer
         Ronald J. Bocage
         Todd G. Engelsen
         Barbara L. Luddy
         Dec Mullarkey
         Daniel L. Ouellette
         Robert R. Reitano
         Paul J. Strong

         OFFICERS
         Michael A. Bell                      Chairman
         Michele G. Van Leer                  Vice Chairman & President
         Peter Scavongelli                    Secretary
         Julie H. Indge                       Treasurer
         Ronald J. Bocage                     Vice President & Counsel
         Todd G. Engelsen                     Vice President
         Dec Mullarkey                        Vice President
         Barbara L. Luddy                     Vice President & Actuary
         Daniel L. Ouellette                  Vice President
         Robert R. Reitano                    Vice President - Chief Investment Officer
         Paul J. Strong                       Vice President and Illustration Actuary
         Rosalie M. Calabraro                 Assistant Secretary
         Stephen J. Blewitt                   Vice President - Investment
         George H. Braun                      Vice President - Investment
         Diane M. Crisileo                    Vice President - Investment
         Willma H. Davis                      Vice President - Investment
         Mark W. Davis                        Vice President - Investment
         Paul F. Hahesy                       Vice President - Investment
         Scott S. Hartz                       Vice President - Investment
         David Henderson                      Vice President - Investment
         E. Kendall Hines, Jr.                Vice President - Investment
         Deborah H. McAneny                   Vice President - Investment
         William McPadden                     Vice President - Investment
         C. Bruce Metzler                     Vice President - Investment
         Barry Nectow                         Vice President - Investment
         Phillip J. Peters                    Vice President - Investment
         Steven Mark Ray                      Vice President - Investment
         Klaus O. Shigley                     Vice President - Appointed Actuary
         Barry E. Welch                       Vice President - Investment
         Anthony P. Wood                      Vice President - Investment
         Earl Baucom                          Controller
         Patrick Gill                         Assistant Controller
         Paula M. Pashko                      Assistant Controller
         Kevin J. McWilliams                  Assistant Treasurer
         Peter S. Mitsopoulos                 Assistant Treasurer

-----------

  All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I (the "Trust"), a mutual fund registered under the Investment Company Act of 1940 as an open-end management investment company of the "series" type.

The Registrant and other separate accounts of John Hancock and its subsidiary, John Hancock Variable Life Insurance Com-pany, ("JHVLICO") own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity contracts and variable life insurance policies, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Trust held by the Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

The Depositor is controlled by John Hancock Financial Services, Inc. ("JHFS"). A list of persons controlled by JHFS is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 15, 2004.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation ("MFS"). A list of other persons controlled by MFS as of December 31, 2003 appears below:

                                                        % OF     JURISDICTION OF
 AFFILIATE                                             EQUITY     INCORPORATION
 --------------------------------------------------------------------------------
 MANULIFE FINANCIAL CORPORATION                          100    CANADA
 Jupiter Merger Corporation                              100    Delaware
 The Manufacturers Life Insurance Company                100    Canada
 Manulife Bank of Canada                                 100    Canada
 Manulife Financial Services Inc.                        100    Canada
 Manulife Securities International Ltd.                  100    Canada
 Enterprise Capital Management Inc.                       20    Ontario
 Cantay Holdings Inc.                                    100    Ontario
 FNA Financial Inc.                                      100    Canada
 Elliot & Page Limited                                   100    Ontario
 NAL Resources Limited                                   100    Alberta
 3550435 Canada Inc.                                     100    Canada
 MFC Insurance Company Limited                           100    Canada
 FCM Holdings Inc.                                       100    Philippines
 Manulife Canada Ltd.                                    100    Canada
 1293319 Ontario Inc.                                    100    Ontario
 3426505 Canada Inc.                                     100    Canada
 Canaccord Holdings Ltd.                               12.82    British Columbia
 Manulife International Capital Corporation Limited      100    Ontario
  Golf Town Canada Inc.                                43.43    Canada
 Regional Power Inc.                                      80    Canada
 Addalam Power Corporation/1/                             50    Philippines
 Avotus Corp.                                          10.36    Canada
 First North American Insurance Company                  100    Canada

 JLOC Holding Company                                                  30  Cayman Islands
 Opportunity Finance Company                                           30  Cayman Islands
 Resolute Energy Inc.                                               11.62  Alberta
 Seamark Asset Management Ltd.                                      35.01  Canada
 NAL Resources Management Limited                                     100  Canada
 1050906 Alberta Ltd.                                                 100  Alberta
 PK Liquidating Company II, LLC                                        18  Delaware
 PK Liquidating Company I, LLC                                      18.66  Delaware
 Micro Optics Design Corporation                                    17.69  Nevada
 Innova LifeSciences Corporation                                     15.6  Ontario
 2015401 Ontario Inc.                                                 100  Ontario
 2015500 Ontario Inc.                                                 100  Ontario
 MFC Global Investment Management (U.S.A.) Limited                    100  Canada
 Cavalier Cable, Inc./2/                                               78  Delaware
 2024385 Ontario Inc.                                                 100  Ontario
 NALC Holdings Inc./3/                                                 50  Ontario
 Manulife Holdings (Alberta) Limited                                  100  Alberta
 Manulife Holdings (Delaware) LLC                                     100  Delaware
 The Manufacturers Investment Corporation                             100  Michigan
 Manulife Reinsurance Limited                                         100  Bermuda
 Manulife Reinsurance (Bermuda) Limited                               100  Bermuda
 The Manufacturers Life Insurance Company (U.S.A.)                    100  Michigan
 ManuLife Service Corporation                                         100  Colorado
 Manulife Financial Securities LLC                                    100  Delaware
 Manufacturers Securities Services, LLC/4/                             60  Delaware
The Manufacturers Life Insurance Company of New York                  100  New York
 The Manufacturers Life Insurance Company of America                  100  Michigan
 Aegis Analytic Corporation                                         15.41  Delaware
 Manulife Property Management of Washington, D.C., Inc.               100  Wash., D.C.
 ESLS Investment Limited, LLC                                          25  Ohio
 Polymerix Corporation                                               11.4  Delaware
 Ennal, Inc.                                                          100  Delaware
 Avon Long Term Care Leaders LLC                                      100  Delaware
 TissueInformatics Inc.                                             14.71  Delaware

 Ironside Venture Partners I LLC                               100  Delaware
 NewRiver Investor Communications Inc.                       11.29  Delaware
 Ironside Venture Partners II LLC                              100  Delaware
 Flex Holding, LLC                                            27.7  Delaware
 Flex Leasing I, LLC                                         99.99  Delaware
 Manulife Leasing Co., LLC                                      80  Delaware
 Dover Leasing Investments, LLC                                 99  Delaware
 MCC Asset Management, Inc.                                    100  Delaware
 MFC Global Fund Management (Europe) Limited                   100  England
 MFC Global Investment Management (Europe) Limited             100  England
 WT (SW) Properties Ltd.                                       100  England
 Manulife Europe Ruckversicherungs-Aktiengesellschaft          100  Germany
 Manulife International Holdings Limited                       100  Bermuda
 Manulife Provident Funds Trust Company Limited                100  Hong Kong
 Manulife Asset Management (Asia) Limited                      100  Barbados
 P.T. Manulife Aset Manajemen Indonesia                         85  Indonesia
 Manulife Asset Management (Hong Kong) Limited                 100  Hong Kong
 Manulife (International) Limited                              100  Bermuda
 Manulife-Sinochem Life Insurance Co. Ltd.                      51  China
 The Manufacturers (Pacific Asia) Insurance Company Limited    100  Hong Kong
  Manulife Consultants Limited                                 100  Hong Kong
 Manulife Financial Shareholdings Limited                      100  Hong Kong
 Manulife Financial Management Limited                         100  Hong Kong
 Manulife Financial Group Limited                              100  Hong Kong
 Manulife Financial Investment Limited                         100  Hong Kong
 Manulife (Vietnam) Limited                                    100  Vietnam
 The Manufacturers Life Insurance Co. (Phils.), Inc.           100  Philippines
 FCM Plans, Inc.                                               100  Philippines
 Manulife Financial Plans, Inc.                                100  Philippines
 P.T. Asuransi Jiwa Manulife Indonesia                          71  Indonesia
 P.T. Buanadaya Sarana Informatika                             100  Indonesia
 P.T. Asuransi Jiwa Arta Mandiri Prima                         100  Indonesia
 P.T. Zurich Life Insurance Company                            100  Indonesia
 P.T. ING Life Insurance Indonesia                             100  Indonesia

 Manulife (Singapore) Pte. Ltd.                         100  Singapore
 Manulife Holdings (Bermuda) Limited                    100  Bermuda
 Manulife Management Services Ltd.                      100  Barbados
 Manufacturers P&C Limited                              100  Barbados
 Manufacturers Life Reinsurance Limited                 100  Barbados
 Manulife European Holdings 2003 (Alberta) Limited      100  Alberta
 Manulife European Investments (Alberta) Limited        100  Alberta
 Manulife Hungary Holdings Limited/5/                    99  Hungary
 MLI Resources Inc.                                     100  Alberta
 Manulife Life Insurance Company/6/                      35  Japan
 Manulife Century Investments (Bermuda) Limited         100  Bermuda
 Manulife Century Investments (Luxembourg) S.A.         100  Luxembourg
 Manulife Century Investments (Netherlands) B.V.        100  Netherlands
 Daihyaku Manulife Holdings (Bermuda) Limited           100  Bermuda
 Manulife Century Holdings (Netherlands) B.V.           100  Netherlands
 Kyoritsu Confirm Co., Ltd./7/                         90.9  Japan
 Manulife Premium Collection Co., Ltd./8/                57  Japan
 Y.K. Manulife Properties Japan                         100  Japan
 Manulife Holdings (Hong Kong) Limited                  100  Hong Kong
 Manulife (Malaysia) SDN.BHD.                           100  Malaysia
 Manulife Financial Systems (Hong Kong) Limited         100  Hong Kong
 Manulife Data Services Inc.                            100  Barbados

1. Inactive subsidiaries are noted in italics.
2. 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).
3. 50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.
4. 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.
5. 1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.
6. 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century
     Holdings (Netherlands) B.V.
7. 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance
   Company.
8. 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.


Item 30. Indemnification

  Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

  (a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, V, and UV.

  (b) OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC. as of April 27, 2004

       NAME                                    TITLE
       ----                                    -----
       James M. Morris, II                     Chairman, CEO and Director
       Wendy A. Benson                         President, COO and Director
       Jude A. Curtis                          Executive Vice President Director
       Katherine P. Klingler                   Vice President
       Richard A. Brown                        Treasurer
       Grant D. Ward                           Secretary/Clerk
       Daniel L. Ouellette                     Director
       Wayne A. Budd                           Director
       Francis J. Taft                         Director
       Ronald J. McHugh                        Director
       Michael A. Bell                         Director
       William H. Palmer                       Director

-----------

  All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

  (c)(1) Signator Investors, Inc.

  The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item
31. (c)(2-5).

Item 32. Location of Accounts and Records

  The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 33. Management Services

  All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

  John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 2004.

                           On behalf of the Registrant
                      John Hancock Variable Life Account V
                                  (Registrant)

                By: John Hancock Variable Life Insurance Company

                           By: /s/ Michele G. Van Leer
                      ------------------------------------
                               Michele G. Van Leer
                           President and Vice Chairman

                  John Hancock Variable Life Insurance Company
                                   (Depositor)

                           By: /s/ Michele G. Van Leer
                       -----------------------------------
                               Michele G. Van Leer
                           President and Vice Chairman


Attest: /s/ Peter Scavongelli
        ---------------------------
        Peter Scavongelli
        Secretary

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

 /s/ EARL W. BAUCOM                               April 29, 2004
 ------------------
 Earl W. Baucom
 Controller
  (Principal Accounting Officer)

 /s/ JULIE H. INDGE                               April 29, 2004
 ------------------
 Julie H. Indge
 Treasurer
  (Principal Financial Officer)

 /s/ MICHELE G. VAN LEER                          April 29, 2004
 -----------------------
 Michele G. Van Leer
 Vice Chairman of the Board and President
  (Acting Principal Executive Officer)
 Signing for herself and as Attorney-In-Fact
 for:

 Michael A. Bell                                  Chairman of the Board
 Ronald J. Bocage                                 Director
 Todd G. Engelsen                                 Director
 Barbara L. Luddy                                 Director
 Dec Mullarkey                                    Director
 Daniel L. Ouellette                              Director
 Robert R. Reitano                                Director
 Paul Strong                                      Director